Exhibit 10.3

EXECUTION VERSION

SECURITY AGREEMENT

among

LEE ENTERPRISES, INCORPORATED,

CERTAIN SUBSIDIARIES OF LEE ENTERPRISES, INCORPORATED

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as COLLATERAL AGENT

Dated as of March 31, 2014

EXECUTION VERSION

TABLE OF CONTENTS

		Page
ARTICLE I SECURITY INTERESTS		1
Section 1.1	Grant of Security Interests	1
Section 1.2	Lien Subordination; Bailee for Perfection	4
Section 1.3	Power of Attorney	5
ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS		6
Section 2.1	Necessary Filings	6
Section 2.2	No Liens	6
Section 2.3	Other Financing Statements	6
Section 2.4	Chief Executive Office, Record Locations	7
Section 2.5	[RESERVED]	7
Section 2.6	Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc	7
Section 2.7	[RESERVED]	7
Section 2.8	Certain Significant Transactions	8
Section 2.9	Non-UCC Property	8
Section 2.10	As-Extracted Collateral; Timber-to-be-Cut	8
Section 2.11	Collateral in the Possession of a Bailee	8
Section 2.12	Recourse	9
Section 2.13	Certain Representations and Warranties Regarding Certain Collateral	9
ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL		9
Section 3.1	Additional Representations and Warranties	9
Section 3.2	Maintenance of Records	10
Section 3.3	Direction to Account Debtors; Contracting Parties; etc	10
Section 3.4	Modification of Terms; etc	11
Section 3.5	Collection	11
Section 3.6	Instruments	11
Section 3.7	Assignors Remain Liable Under Accounts	11
Section 3.8	Assignors Remain Liable Under Contracts	12
Section 3.9	Deposit Accounts; Etc	12

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ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B	[Reserved]
ANNEX C	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers
ANNEX D	[Reserved]
ANNEX E	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Security Agreement
ANNEX F	Schedule of Deposit Accounts
ANNEX G	Schedule of Commercial Tort Claims
ANNEX H	Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX I	Schedule of Patents
ANNEX J	Schedule of Copyrights
ANNEX K	Grant of Security Interest in United States Trademarks
ANNEX L	Grant of Security Interest in United States Patents
ANNEX M	Grant of Security Interest in United States Copyrights
ANNEX N	Schedule of Stock
ANNEX O	Schedule of Notes
ANNEX P	Schedule of Limited Liability Company Interests
ANNEX Q	Schedule of Partnership Interests
ANNEX R	Form of Agreement Regarding Uncertificated Securities, Limited Liability Company Interests and Partnership Interests

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of March 31, 2014, made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder, the “Assignors”), in favor of Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, in such capacity, the “Collateral Agent” or the “Assignee”), for the benefit of the Secured Creditors (as defined below). Capitalized terms used herein but not defined herein (including Article X hereof) have the meanings ascribed to them in the New York UCC or the Indenture (each as defined below), as applicable.

W I T N E S S E T H:

WHEREAS, Lee Enterprises, Incorporated (the “Issuer”) and U.S. Bank National Association, as indenture trustee, and the Collateral Agent have entered into that certain Indenture, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Indenture”), providing for the issuance by the Issuer of certain notes, as contemplated therein (the Holders of the notes (including any beneficial holders thereof) and the Collateral Agent are herein called the “Secured Creditors”);

WHEREAS, it is a condition precedent to the issuance of the notes under the Indenture that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the issuance of the notes under the Indenture and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

SECURITY INTERESTS

Section 1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i) each and every Account;

(ii) all cash;

(iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

(iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v) all Commercial Tort Claims as described on Annex G as updated from time to time;

(vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and Trade Secret Rights;

(vii) all Contracts, together with all Contract Rights arising thereunder;

(viii) all Equipment;

(ix) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(x) all Documents;

(xi) all General Intangibles;

(xii) all Goods;

(xiii) all Instruments;

(xiv) all Intellectual Property;

(xv) all Inventory;

(xvi) all Financial Assets;

(xvii) all Joint Venture Investment Property;

(xviii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xix) all Notes;

(xx) all Permits;

(xxi) all Security Entitlements and other Investment Property (to the extent not already covered by another clause of this Section 1.1(a));

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(xxii) all Supporting Obligations;

(xxiii) all Fixtures;

(xxiv) all other goods and personal property, whether tangible or intangible; and

(xxv) all Proceeds and products of, and all accessions to, substitutions and replacements for, and rents, profits and products of, any and all of the foregoing

(all of the above, the “Collateral”).

Notwithstanding the foregoing, the term “Collateral” shall not include any Excluded Property.

(b) The security interest of the Collateral Agent under this Agreement automatically (and without the taking of any action by any Assignor) extends to all Collateral which any Assignor may acquire (including, without limitation, by purchase, stock dividend, distribution or otherwise), or with respect to which such Assignor may obtain rights, at any time during the term of this Agreement and such Collateral shall automatically be subject to the security interest created pursuant hereto. Each Assignor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days (or such later date as the Collateral Agent may agree in its discretion) after it obtains such Collateral) for the benefit of the Collateral Agent and the other Secured Creditors:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Assignor shall physically deliver such Certificated Security to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank;

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Assignor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Collateral Agent, an agreement for the benefit of the Collateral Agent and the other Secured Creditors substantially in the form of Annex R (appropriately completed and with such modifications, if any, as shall be necessary) pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Assignor shall promptly notify the Collateral Agent thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Collateral Agent under applicable law (including, in

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any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as may be necessary to effect the foregoing;

(iv) with respect to any Capital Stock (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Capital Stock is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 1.1(b)(i) hereof, and (2) if such Capital Stock is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 1.1(b)(ii) hereof;

(v) with respect to any Note, such Assignor shall physically deliver such Note to the Collateral Agent, endorsed in blank, or, at the request of the Collateral Agent, endorsed to the Collateral Agent in accordance with Section 3.6; and

(vi) with respect to cash proceeds from any of the Collateral (other than cash proceeds received from a disposition of Collateral permitted under and applied in accordance with the Notes Documents), at the reasonable request of the Collateral Agent or upon an occurrence of a Default or an Event of Default, (i) establishment by the Collateral Agent of a cash account in the name of such Assignor over which the Collateral Agent shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Collateral Agent and (ii) deposit of such cash in such cash account.

(c) In addition to the actions required to be taken pursuant to Section 1.1(b) hereof, each Assignor shall take the following additional actions with respect to the Collateral:

(i) with respect to all Collateral of such Assignor whereby or with respect to which the Collateral Agent may obtain “control” thereof within the meaning of Section 9-104, 9-105, 9-106, 8-106, and 9-107 of the New York UCC (or under any provision of the UCC, or under the laws of any relevant State other than the State of New York), such Assignor shall take all actions as may be necessary from time to time, in accordance with this Section 1.1, and Sections 3.10 and 3.12, so that “control” of such Collateral is obtained and at all times held by the Collateral Agent; and

(ii) in accordance with Section 7.5, each Assignor shall from time to time cause to be filed appropriate financing statements (on appropriate forms) under the UCC as in effect in the applicable States, covering all Collateral hereunder, to be filed in the relevant filing offices so that at all times the Collateral Agent’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the New York UCC) is so perfected.

Section 1.2 Lien Subordination; Bailee for Perfection. (a) Notwithstanding anything in this Agreement to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 1.1 herein shall, with respect to any such Liens granted in Pulitzer

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Collateral on and after the Pulitzer Debt Satisfaction Date, be subject and subordinate to the First Priority Lien (as defined in the Pulitzer Junior Intercreditor Agreement) on such Collateral pursuant to the terms of the Pulitzer Junior Intercreditor Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, (x) subject to the terms of the Lee Pari Passu Intercreditor Agreement, the Lee Junior Intercreditor Agreement and the Pulitzer Pari Intercreditor Agreement, (i) the requirements of this Agreement to endorse, assign or deliver Collateral to the Collateral Agent, or to provide the Collateral Agent “control” (within the meaning of the UCC) over Collateral, shall be deemed satisfied by endorsement, assignment or delivery of such Collateral to the Revolving Collateral Agent (as defined in the applicable Intercreditor Agreement) or by exercise of control over such Collateral by the Revolving Collateral Agent, in each case as bailee and agent for the Collateral Agent pursuant to the applicable Intercreditor Agreement, (ii) any endorsement, assignment or delivery of Collateral to the Revolving Collateral Agent or control over such Collateral by the Revolving Collateral Agent, in each case as bailee and agent for the Collateral Agent pursuant to the applicable Intercreditor Agreement, shall be deemed an endorsement, assignment or delivery to, or control by, the Collateral Agent for all purposes hereunder and (iii) any covenant hereunder or in the Indenture requiring (or any representation or warranty hereunder to the extent it would have the effect of requiring) any of the actions described in clauses (x)(i) and (x)(ii) above, including the payment or other transfer of Collateral to the Collateral Agent, shall be deemed to have been satisfied (or, in the case of any representation and warranty, shall be deemed to be true) if such action has otherwise been taken with respect to the Collateral for the benefit of the Revolving Collateral Agent as noted above in clauses (x)(i) and (x)(ii), (y) subject to the terms of the Pulitzer Junior Intercreditor Agreement, on and after the Pulitzer Debt Satisfaction Date, (i) the requirements of this Agreement to endorse, assign or deliver Pulitzer Collateral to the Collateral Agent, or to provide the Collateral Agent “control” (within the meaning of the UCC) over Pulitzer Collateral, shall be deemed satisfied by endorsement, assignment or delivery of Pulitzer Collateral to the First Priority Representative or by exercise of control over such Collateral by the First Priority Representative, in each case as bailee and agent for the Collateral Agent pursuant to the Pulitzer Junior Intercreditor Agreement, (ii) any endorsement, assignment or delivery of Pulitzer Collateral to the First Priority Representative or control over the Pulitzer Collateral by the First Priority Representative, in each case as bailee and agent for the Collateral Agent pursuant to the Pulitzer Junior Intercreditor Agreement, shall be deemed an endorsement, assignment or delivery to, or control by, the Collateral Agent for all purposes hereunder and (iii) any covenant hereunder or in the Indenture requiring (or any representation or warranty hereunder to the extent it would have the effect of requiring) any of the actions described in clauses (y)(i) and (y)(ii) above, including the payment or other transfer of Pulitzer Collateral to the Collateral Agent, shall be deemed to have been satisfied (or, in the case of any representation and warranty, shall be deemed to be true) if such action has otherwise been taken with respect to the Pulitzer Collateral for the benefit of the First Priority Representative as noted above in clauses (y)(i) and (y)(ii), and (z) the requirement of this Agreement to endorse, assign or deliver to the Collateral Agent, or to otherwise provide the Collateral Agent “control” (within the meaning of the UCC) over, any Investment Property of an Assignor, shall not apply to any Excluded Property.

Section 1.3 Power of Attorney. Subject to the applicable Intercreditor Agreements, each Assignor hereby constitutes and appoints the Collateral Agent its true and

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lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which may be reasonably necessary to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

Section 2.1 Necessary Filings. Except as otherwise permitted by this Agreement, all filings, registrations, recordings and other actions reasonably necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons (other than the collateral agents under the Pari Passu Credit Facility and in respect of the Revolving Credit Facility and, after the Pulitzer Debt Satisfaction Date, the First Priority Representative) therein and subject to no other Liens (other than Liens permitted by Section 3.5 of the Indenture) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the New York UCC), by filing a financing statement under the UCC as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

Section 2.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Liens permitted by Section 3.5 of the Indenture), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

Section 2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Liens permitted by Section 3.5 of the Indenture), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize or request to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the

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Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor, in connection with Liens permitted by Section 3.5 of the Indenture or financing statement amendments or terminations in connection with the release of Collateral pursuant to the terms of the Notes Documents.

Section 2.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

Section 2.5 [RESERVED].

Section 2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor, the Federal Employer Identification Number (if any); and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Notes Documents and so long as the same do not involve (x) a Registered Organization ceasing to constitute the same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ prior (or such shorter period as the Collateral Agent may agree in its discretion) written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with such change or changes, it shall have taken all necessary actions to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent in writing of such organizational identification number and shall take all actions necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

Section 2.7 [RESERVED].

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Section 2.8 Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent UCC lien searches with respect to such Person and its assets, to establish that no security interest (excluding Liens permitted by Section 3.5 of the Indenture) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

Section 2.9 Non-UCC Property. The aggregate fair market value (as determined by the Assignors in good faith) of all Collateral of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) (other than Copyrights, Marks and Patents which are the subject of a filing of a grant of security interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office) of the UCC does not exceed $5,000,000. If the aggregate value of all such Collateral at any time owned by all Assignors exceeds $5,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days (or such later date as the Collateral Agent may agree in its discretion)) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

Section 2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be necessary to perfect the security interest of the Collateral Agent therein.

Section 2.11 Collateral in the Possession of a Bailee. If any material amounts of Inventory or other Goods (as to the Assignors taken as a whole) are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent in writing thereof and shall, to the extent required by the applicable Intercreditor Agreements, use its reasonable best efforts to promptly obtain an acknowledgment from such bailee that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has

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occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

Section 2.12 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Notes Documents and otherwise in writing in connection herewith or therewith.

Section 2.13 Certain Representations and Warranties Regarding Certain Collateral. Each Assignor represents and warrants that on the date hereof: (i) all of such Assignor’s Pledged Collateral has been duly and validly issued, is fully paid and non-assessible and is subject to no options to purchase or similar right; (ii) the Stock (and any warrants or options to purchase Stock) held by such Assignor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex N hereto; (iii) such Stock referenced in clause (ii) of this sentence constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex N hereto; (iv) the Notes held by such Assignor consist of the promissory notes described in Annex O hereto where such Assignor is listed as the Lender; (v) the Limited Liability Company Interests held by such Assignor consist of the number and type of interests of the Persons described in Annex P hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex P hereto; (vii) the Partnership Interests held by such Assignor consist of the number and type of interests of the Persons described in Annex Q hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex Q hereto; (ix) such Assignor has complied with the respective procedure set forth in Section 1.1(b) hereof with respect to each item of Collateral described in Annexes N through Q hereto for such Assignor; and (x) on the date hereof, such Assignor owns no other Stock, Limited Liability Company Interests or Partnership Interests.

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;

INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

Section 3.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, evidence indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true, binding and valid obligations, enforceable in accordance with their respective terms (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting

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creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)), and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

Section 3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense, in all material respects, accurate records of its Accounts and Contracts pursuant to its historical customs and practices, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on any premise of any Assignor to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Indenture. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

Section 3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and subject to the provisions of the applicable Intercreditor Agreements, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default and subject to the applicable Intercreditor Agreements, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 8.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent is hereby instructed to deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 6.1(a)(vi) or (vii) of the Indenture has occurred and is continuing.

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Section 3.4 Modification of Terms; etc. Except (x) in accordance with such Assignor’s ordinary course of business and consistent with reasonable business judgment, (y) to the extent agreed to by the collateral agents under the Pari Passu Credit Facility and in respect of the Revolving Credit Facility, in each case to the extent then extant, or (z) as permitted by Section 3.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent at the direction of the Required Secured Creditors.

Section 3.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default and subject to the applicable Intercreditor Agreements, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

Section 3.6 Instruments. If any Assignor owns or acquires any Instrument in excess of $500,000 constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Note), such Assignor will within 10 Business Days notify the Collateral Agent in writing thereof, and to the extent required by the applicable Intercreditor Agreements, will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

Section 3.7 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the

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sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Section 3.8 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Section 3.9 Deposit Accounts; Etc. (a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name and address of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account, and indicates whether such Deposit Account constitutes an Excluded Account. For each Deposit Account (other than (i) the Cash Collateral Account or any other Deposit Account maintained with the Collateral Agent and (ii) any Excluded Account), the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent (or to the Person contemplated by the applicable Intercreditor Agreements), within 90 days of this Agreement (or such later date as may be agreed to by such Person contemplated by the applicable Intercreditor Agreements) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” in such form as may be reasonably acceptable to the Collateral Agent. If any bank with which a Deposit Account (other than (i) the Cash Collateral Account or any other Deposit Account maintained with the Collateral Agent and (ii) any Excluded Account) is maintained refuses to, or does not, enter into such a “control agreement”, then the respective Assignor shall promptly (and in any event within 90 days thereafter) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account (other than (i) the Cash Collateral Account or any other Deposit Account maintained with the Collateral Agent and (ii) any Excluded Account) is maintained refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein on terms consistent with market practice, then (x) such Deposit Account shall be terminated in accordance with the immediately preceding sentence or (y) a “control agreement” may be entered into without such

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subordination to the extent agreed to by the collateral agents under the Pari Passu Credit Facility and in respect of the Revolving Credit Facility, in each case to the extent then extant. The Collateral Agent agrees that it will only give a “Notice of Exclusive Control” under a “control agreement” following the occurrence of an Event of Default.

(b) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for (i) Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a) and (ii) Excluded Accounts. At the time any such Deposit Account (other than an Excluded Account) is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

Section 3.10 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

Section 3.11 Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more are described in Annex G hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

Section 3.12 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, to the extent required by the applicable Intercreditor Agreements, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 10 days (or such later date as the Collateral Agent may agree in its discretion)) following any request by the Collateral Agent and subject to the applicable Intercreditor Agreements, deliver any of its Tangible Chattel Paper so requested by the Collateral Agent to the Collateral Agent. At all times, each Assignor will mark Tangible Chattel Paper with a legend indicating the security interest herein.

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Section 3.13 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING STOCK, LIMITED LIABILITY COMPANY

INTERESTS AND PARTNERSHIP INTERESTS

Section 4.1 Subsequently Acquired Collateral. For any Pledged Collateral subsequently acquired by any Assignor, such Assignor will take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days (or such later date as the Collateral Agent may agree in its discretion) after it obtains such Pledged Collateral) with respect to such Pledged Collateral in accordance with the procedures set forth in Section 1.1(b) hereof, and will promptly thereafter deliver to the Assignee (i) a certificate executed by an authorized officer of such Assignor describing such Pledged Collateral and certifying that the same has been duly pledged in favor of the Assignee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes N - Q hereto as are necessary to cause such Annexes to be complete and accurate at such time.

Section 4.2 Transfer Taxes. Each grant of security interest of Pledged Collateral under Section 1.1 hereof shall be accompanied by any transfer tax stamps required by applicable law in connection with the pledge of such Pledged Collateral.

Section 4.3 Appointment of Sub-Agents; Endorsements, etc. Subject to the applicable Intercreditor Agreements, the Assignee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Collateral, which may be held in the name of the relevant Assignor, endorsed or assigned in blank or in favor of the Assignee or any nominee or nominees of the Assignee or a sub-agent appointed by the Assignee.

Section 4.4 Voting, etc., While No Event of Default. Subject to the applicable Intercreditor Agreements, unless and until there shall have occurred and be continuing an Event of Default and the Assignee shall instruct the Assignors otherwise (in writing), each Assignor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Notes Document, or which could reasonably be expected to have the effect of impairing the value of the Pledged Collateral or any part thereof or the position or interests of the Assignee or any other Secured Creditor in the Pledged Collateral, unless expressly permitted by the terms of the Notes Documents. All such rights of each Assignor to vote and to give consents, waivers and ratifications shall cease in case

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an Event of Default has occurred and is continuing and the Assignee has notified the Assignors (in writing) that such rights have ceased, and Article VIII hereof shall become applicable.

Section 4.5 Dividends and Other Distributions. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Pledged Collateral shall be paid to the respective Assignor. The Assignee shall be entitled to receive directly, and to retain as part of the Pledged Collateral:

(i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Pledged Collateral;

(ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Assignor so long as no Event of Default then exists) paid or distributed in respect of the Pledged Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement); and

(iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 4.5 shall limit or restrict in any way the Assignee’s right to receive the proceeds of the Collateral in any form in accordance with this Agreement. All dividends, distributions or other payments which are received by any Assignor contrary to the provisions of this Section 4.5 or Article VIII hereof shall be received in trust for the benefit of the Assignee, shall be segregated from other property or funds of such Assignor and shall be forthwith paid over to the Assignee as Collateral in the same form as so received (with any necessary endorsement).

Section 4.6 Assignee Not a Partner or Limited Liability Company Member. (a) Nothing herein shall be construed to make the Assignee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Assignee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Assignee shall become the absolute owner of Pledged Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Assignee, any other Secured Creditor, any Assignor and/or any other Person.

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(b) Except as provided in the last sentence of paragraph (a) of this Section 4.6, the Assignee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Assignor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Assignee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Assignor except as provided in the last sentence of paragraph (a) of this Section 4.6.

(c) The Assignee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Assignor as a result of the security interest in the Pledged Stock hereby effected.

(d) The acceptance by the Assignee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Assignee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Pledged Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Pledged Collateral.

Section 4.7 The Assignee As Collateral Agent. The Assignee will hold in accordance with this Agreement all items of the Pledged Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Assignee as holder of the Pledged Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Indenture. The Assignee shall act hereunder on the terms and conditions set forth herein and in the Indenture.

Section 4.8 Transfer By The Assignors. Except as permitted by the Notes Documents, no Assignor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Pledged Collateral or any interest therein.

Section 4.9 Sale Of Pledged Collateral Without Registration. (a) If an Event of Default shall have occurred and be continuing and any Assignor shall have received from the Assignee a written request or requests that such Assignor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Collateral, such Assignor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Assignee shall furnish to such Assignor such information regarding the Assignee as such Assignor may reasonably request in writing and as shall be

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required in connection with any such registration, qualification or compliance. Each Assignor will cause the Assignee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Assignee such number of prospectuses, offering circulars and other documents incident thereto as the Assignee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Assignee and all other Secured Creditors participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Assignor by the Assignee or such other Secured Creditor expressly for use therein.

(b) If at any time when the Assignee shall determine to exercise its right to sell all or any part of the Collateral pursuant to Article VIII hereof, and such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Assignee may sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Assignee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Assignee (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In the event of any such sale, the Assignee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Assignee may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

ARTICLE V

SPECIAL PROVISIONS CONCERNING MARKS AND DOMAIN NAMES

Section 5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the sole, true and lawful owner of the registered Marks and Domain Names listed in Annex H hereto for such Assignor and that said listed Marks and Domain Names include all United States Marks and applications for United States Marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or, except as described on Annex H, uses in connection with its business as of the date hereof (and, in the case of any Pulitzer Assignor, except as set forth on Annex H none of such Marks has been licensed to any third party except in the ordinary course of publishing newspapers and related products). Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all material Marks and material Domain Names

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that it uses. Each Assignor further warrants that it has received no third party claim that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any Mark of any other Person, and has no knowledge of any threat of any such claim (including “cease and desist” letters), in each case, other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that (i) the United States registered Marks listed in Annex H hereto are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications for United States Marks will not mature into registrations, except to the extent the same, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) it does not own or use in connection with its business any material registered Marks other than the United States Marks listed on Annex H hereto. Subject to the applicable Intercreditor Agreements, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office, domain name registrar or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

Section 5.2 Licenses and Assignments. Except as otherwise permitted by the Notes Documents, each Assignor hereby agrees not to divest itself of or grant any license (other than any licenses granted in the ordinary course of business) to any right under any Mark or Domain Name material to the operation of its business absent prior written approval of the Collateral Agent.

Section 5.3 Infringements. Each Assignor agrees, promptly upon learning of any infringement, dilution or other violation of any Mark owned by such Assignor, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor’s rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor’s use of any Mark or Domain Name material to such Assignor’s business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

Section 5.4 Preservation of Marks. Each Assignor agrees to take all such actions as are reasonably necessary to preserve its Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations and except as otherwise permitted by the Indenture).

Section 5.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office and any applicable domain name registrar for all of its registered Marks and/or Domain Names that are material to the operation of its business, and

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shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

Section 5.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 45 days (or such later date as the Collateral Agent may agree in its discretion) of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex K hereto.

Section 5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, subject to the applicable Intercreditor Agreements and the Indenture, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 1.3 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending applications in the United States Patent and Trademark Office or applicable domain name registrar to the Collateral Agent.

ARTICLE VI

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

Section 6.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all material Trade Secret Rights, (ii) the Patents listed in Annex I hereto for such Assignor and that said Patents include all the United States Patents that such Assignor owns as of the date hereof, and, in the case of any Pulitzer Assignor, except as set forth on Annex I none of such Patents has been licensed to any third party except in the ordinary course of publishing newspapers and related products, and (iii) the registered Copyrights listed on Annex J hereto for such Assignor and that, except as described on Annex J hereto, said Copyrights are all the United States Copyrights

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registered with the United States Copyright Office and applications to United States Copyrights that such Assignor owns as of the date hereof, and, in the case of any Pulitzer Assignor, except as set forth on Annex J none of such Copyrights has been licensed to any third party except in the ordinary course of publishing newspapers and related products. Each Assignor further warrants that it has received no third party claim that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any Patent or Copyright of any other Person or that such Assignor has misappropriated any Trade Secret or proprietary information, and has no knowledge of any threat of any such claim (including “cease and desist” letters and invitations to take a patent license), in each case, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Subject to the applicable Intercreditor Agreements, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

Section 6.2 Licenses and Assignments. Except as otherwise permitted by the Notes Documents, each Assignor hereby agrees not to divest itself of or grant any license (other than any licenses granted in the ordinary course of business) to any right under any Patent or Copyright material to the operation of its business absent prior written approval of the Collateral Agent acting at the direction of the Required Secured Creditors.

Section 6.3 Infringements. Each Assignor agrees, promptly upon learning of any infringement, misappropriation or other violation of any Patent, Copyright or Trade Secret owned by such Assignor, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor’s rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 6.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all fees required to prosecute and maintain in force its rights under each Patent or Copyright material to the operation of its business, absent prior written consent of the Collateral Agent (other than with respect to Patents and Copyrights, or applications therefor, deemed by such Assignor in its reasonable business judgment to be no longer prudent to maintain and except as otherwise permitted by the Indenture).

Section 6.5 Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex I hereto and (ii) Copyrights listed on Annex J hereto, in each case for

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such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor’s business), except as may be agreed to by the collateral agents under the Pari Passu Credit Facility and in respect of the Revolving Credit Facility, in each case to the extent then extant, or with written consent of the Collateral Agent acting at the direction of the Required Secured Creditors.

Section 6.6 Other Patents and Copyrights. Within 45 days (or such later date as the Collateral Agent may agree in its discretion) of the acquisition or issuance of a United States Patent or of filing of an application for a United States Patent, and within 30 days (or such later date as the Collateral Agent may agree in its discretion) of registration of a Copyright or of filing of an application for a Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex L or M hereto, as appropriate or in such other customary or necessary form to properly perfect such security interest.

Section 6.7 Remedies. If an Event of Default shall occur and be continuing, subject to the applicable Intercreditor Agreements and the Indenture, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 1.3 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

ARTICLE VII

PROVISIONS CONCERNING ALL COLLATERAL

Section 7.1 Protection of Collateral Agent’s Security. Except as otherwise permitted by the Notes Documents, each Assignor will do nothing to impair, in any material respect, the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor’s own expense to the extent and in the manner provided in the Notes Documents. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Notes Documents, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 8.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor

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to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

Section 7.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

Section 7.3 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days (or such later date as the Collateral Agent may agree in its discretion) after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, and the estimated value and location of such Collateral). Without limiting the foregoing, each Assignor agrees that it shall promptly (and in any event within 20 days (or such later date as the Collateral Agent may agree in its discretion) after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

Section 7.4 Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral consistent with the provisions of this Agreement.

Section 7.5 Financing Statements. Each Assignor agrees to execute and file or cause to be filed such financing statements as are reasonably necessary to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor with further reference to those assets specifically excluded from the grant of the security interest contained in this Agreement). For the avoidance of doubt, the Collateral Agent shall have no obligation whatsoever to file any financing statements.

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ARTICLE VIII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

Section 8.1 Remedies; Obtaining the Collateral Upon Default. Subject to the terms of the applicable Intercreditor Agreements and the Indenture, each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 8.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 9.2 hereof; and

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(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Intellectual Property included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 8.4;

(viii) accelerate any Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Note (including, without limitation, to make any demand for payment thereon);

(ix) transfer all or any part of the Collateral into the Collateral Agent’s name or the name of its nominee or nominees;

(x) vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Assignor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Assignor, with full power of substation to do so); and

(xi) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Collateral Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Collateral Documents and the Indenture.

Section 8.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 8.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold,

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leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 8.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

Section 8.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

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Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

Section 8.4 Application of Proceeds. (a) Subject to the terms of the applicable Intercreditor Agreements and the Indenture, all monies collected by the Collateral Agent (or, to the extent any Mortgage or any other Collateral Document requires proceeds of collateral under such other Collateral Document to be applied in accordance with the provisions of this Agreement, the Collateral Agent or other agent under such other Collateral Document) upon any sale or other disposition of the Collateral, together with all other monies received by the Collateral Agent hereunder, shall be applied as provided in the applicable Intercreditor Agreements.

(b) All payments required to be made hereunder shall be made to the Collateral Agent for the account of the Secured Creditors.

(c) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

Section 8.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Notes Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

Section 8.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the

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Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE IX

INDEMNITY

Section 9.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 9.1 referred to individually as “Indemnitee”, and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, fees, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 9.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Notes Documents or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral by any Assignor or any of their respective Affiliates (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit by any Assignor or any of their respective Affiliates, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage) arising from any of the foregoing, or contract claim arising from any of the foregoing; provided that no Indemnitee shall be indemnified pursuant to this Section 9.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof; provided however, that failure to provide written notice shall not relieve Assignors of any obligation to provide indemnity. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 9.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the

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Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 9.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Notes Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Notes Document.

(d) If and to the extent that the obligations of any Assignor under this Section 9.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

Section 9.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article IX shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and the occurrence of the Termination Date.

ARTICLE X

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts

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and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright or copyrighted work now or hereafter owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Event of Default” shall mean any Event of Default under, and as defined in, the Indenture and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Excluded Accounts” shall mean the deposit, securities and commodities accounts (a) which are used for the purpose of making payroll and withholding tax payments related thereto and other employee wage, fee and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (b) which are used for paying taxes, including sales taxes, (c) which are used as escrow accounts or as fiduciary or trust accounts or (d) which, individually or in the aggregate, have an average daily balance for any fiscal month of less than $3.0 million.

“Excluded Capital Stock” shall mean, (a) in the case of any pledge of Capital Stock of any Foreign Subsidiary or any FSHCO, any Capital Stock that is voting Capital Stock of such Subsidiary in excess of 65% of the outstanding voting Capital Stock, (b) the Capital Stock of any Subsidiary of a Foreign Subsidiary, (c) in the case of Capital Stock in any partnership, joint venture or Subsidiary that is not a Wholly Owned Subsidiary, any Capital Stock of such Person to the extent any organizational document or contractual obligation prohibits, or would be breached by, such a pledge, (d) any Capital Stock the pledge of which would require the consent, approval, license or authorization of any governmental authority or is otherwise not permitted by applicable law, (e) any Capital Stock that constitutes margin stock, and (f) any Capital Stock in (i) any captive insurance Subsidiary, (ii) Lee Foundation and any other not-for-profit Subsidiary, (iii) any Subsidiary that is a special purpose vehicle for securitization financings and (iv) any Unrestricted Subsidiary.

“Excluded Property” shall mean all ownership interests in (a) (i) Lee Enterprises, Incorporated Retirement Account Plan and related trust, (ii) Lee Enterprises, Incorporated Outside Directors Deferral Plan (effective January 1, 2005), (iii) Lee Enterprises, Incorporated Supplementary Benefit Plan and Trust for Non-Qualified Deferred Compensation Benefit Plans

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of Lee Enterprises (dated January 1, 2006), (iv) Lee Enterprises, Incorporated 1977 Employee Stock Purchase Plan (amended May 17, 2008), (v) Lee Enterprises, Incorporated Supplemental Employee Stock Purchase Plan (amended February 20, 2007) and (vi) any other present or future retirement plan, deferred compensation plan, equity incentive plan, employee stock option plan, employee stock ownership plan or other benefit or compensation plan and any related trusts (each as amended modified, restated and/or supplemented from time to time), in each case so long as such plans are solely for the benefit of officers, directors, consultants and/or employees of the Issuer or any Subsidiary of the Issuer or any of their respective assigns, estates, heirs, family members, spouses, former spouses domestic partners or former domestic partners, (b) any Capital Stock held by the Issuer or any Subsidiary in MNI or Capital Times (each a “Specified Entity”) so long as, in each case as to any Specified Entity, such Specified Entity is not a Subsidiary of the Issuer, (c) Excluded Capital Stock, (d) Excluded Accounts, (e) motor vehicles and other assets subject to certificates of title, letter of credit rights (except to the extent perfection can be accomplished through the filing of UCC-1 financing statements), and commercial tort claims with a value of less than $500,000.00, (f) assets to the extent the pledge of which, or the granting a security interest in, are prohibited by applicable law, rule or regulation (including the requirement to obtain consent of any governmental authority) and all assets of Lee Foundation, (g) any lease, license or other agreement or any property or assets subject to a purchase money security interest (or the Lien thereon) or similar arrangement to the extent that a grant of a security interest therein (or the Lien thereon), or pledge thereof, would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or give rise to a right of termination, right of first refusal, right of first offer or other purchase right in favor of, or require the consent of, any other party after giving effect to the applicable anti-assignment provisions of the New York UCC, other than the proceeds and receivables thereof, the assignment of which is expressly deemed effective under the New York UCC notwithstanding such prohibition, (h) property and assets as to which the cost or burden of obtaining such a security interest (or Lien) or pledge or perfection thereof are excessive in relation to the benefit of the holders of the security to be afforded thereby, as determined in Good Faith by the Company; provided that such property or assets are not pledged as security in favor of any obligations under any Debt Facility, (i) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in, or pledges of, such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the New York UCC, (j) any leasehold real property, (k) any Excluded TNI Assets, and (l) with respect to any “intent-to-use” application for any trademark or service mark registration filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, the security interest of the Collateral Agent shall not attach to the extent the inclusion in the Collateral would violate such section, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed.

“Excluded TNI Assets” shall mean all real and personal property of STAR Publishing Company (or any successor thereto) which is leased to, or used in the operations or business of, TNI Partners and all proceeds of any of the foregoing. For the avoidance of doubt, “Excluded TNI Assets” shall not include any equity interests in TNI Partners.

“First Priority Representative” shall have the meaning given to such term in the Pulitzer Junior Intercreditor Agreement.

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“Foreign Corporation” shall have the meaning set forth in the definition of “Stock.”

“FSHCO” shall mean any Domestic Subsidiary that has no material assets other than Capital Stock in one or more direct or indirect Foreign Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the the Internal Revenue Code of 1986, as amended.

“Indemnitee” shall have the meaning provided in Section 9.1(a) of this Agreement.

“Indenture” shall have the meaning provided in the recitals of this Agreement.

“Instrument” shall have the meaning provided in Article 9 of the New York UCC.

“Intellectual Property” shall mean all worldwide intellectual property and proprietary rights, including Copyrights, Domain Names, Marks, Patents, Software and Trade Secrets.

“Intercreditor Agreement” shall mean any intercreditor agreement, subordination agreement or similar intercreditor arrangement with respect to which the Collateral Agent is a party, whether or not entered into as of the date hereof or after the date hereof, including but not limited to the Lee Pari Passu Intercreditor Agreement, the Lee Junior Intercreditor Agreement, the Pulitzer Junior Intercreditor Agreement and the Pulitzer Pari Intercreditor Agreement.

“Investment Property” shall mean, collectively, all (i) “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC, and whether or not constituting “investment property” as so defined, all Pledged Stock.

“Issuer” shall have the meaning provided in the recitals of this Agreement.

“Joint Venture Investment Property” shall mean all Limited Liability Company Interests, Partnership Interests and Stock.

“Limited Liability Company Interest” shall mean the entire limited liability company membership interest at any time owned by any Assignor in any limited liability company.

“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all right, title and interest in and to any trademarks, service marks, trade names, corporate names, logos and other indicia of source or origin, including trademark rights in Domain Names, now held or hereafter acquired by any Assignor, including any registration or application for registration of any of the foregoing now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an

31

Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor, together with the right to all renewals of the foregoing, the goodwill of the business of such Assignor symbolized by the foregoing and all causes of action arising prior to or after the date hereof for infringement of any of the foregoing or unfair competition regarding the same.

“New York UCC” shall mean the UCC in the State of New York, as in effect from time to time.

“Notes” shall mean (x) all intercompany notes at any time issued to each Assignor and (y) all other promissory notes from time to time issued to, or held by, each Assignor.

“Notes Documents” shall mean this Agreement, the other Collateral Documents, the Indenture, the Intercreditor Agreements and all other instruments, agreements and documents executed and delivered with respect to each of the foregoing, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

“Obligations” shall mean and include, as to any Assignor, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition or unmatured interest is allowed in any such proceeding), fees, costs and indemnities) of such Assignor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Indenture and each other Notes Document to which such Assignor is a party (including, without limitation, in the event such Assignor is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Subsidiary Guarantee) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Notes Document; it being acknowledged and agreed that the “Obligations” shall include the issuance of any notes under the Indenture and any obligations, liabilities and indebtedness in connection therewith, whether such notes are outstanding on the date of this Agreement or issued from time to time after the date of this Agreement.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Assignor in any general partnership or limited partnership.

“Patents” shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisionals, continuations (including, but not limited to, continuations-in-parts), reissues, reexaminations and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor, together with all causes of action arising prior to or after the date hereof for infringement of any of the foregoing.

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“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Pledged Collateral” shall mean the Pledged Stock and Notes.

“Pledged Stock” shall mean with respect to each Assignor, (i) all Stock owned or held by such Assignor from time to time and all options and warrants owned or held by such Assignor from time to time and all options and warrants owned by such Assignor from time to time to purchase Stock; (ii) all Limited Liability Company Interests and all Partnership Interests (collectively, “Pledged Interests”) owned by such Assignor from time to time and all of its right, title and interest in each limited liability company and partnership to which each such Pledged Interest relates, respectively, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Pledged Interests and applicable law; (a) all its capital therein and its interest in all profits, income, surpluses, losses, limited liability company assets, partnership assets and other distributions to which such Assignor shall at any time be entitled in respect of such Pledged Interests; (b) all other payments due or to become due to such Assignor in respect of Pledged Interests, whether under any limited liability company or partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (c) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company, operating or partnership agreement, or at law or otherwise in respect of such Pledged Interests; (d) all present and future claims, if any, of such Assignor against any such limited liability company or partnership for monies loaned or advanced, for services rendered or otherwise; (e) all of such Assignor’s rights under any limited liability company, operating or partnership agreement, or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Assignor relating to such Pledged Interests, including any power to terminate, cancel or modify any such limited liability company, operating or partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Assignor in respect of such Pledged Interests and any such limited liability company or partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any limited liability company or partnership asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (iii) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

“Pulitzer Assignor” shall mean any Assignor that is a Pulitzer Entity.

“Required Secured Creditors” shall mean, with respect to any act of the Collateral Agent under the Notes Documents, Holders of the percentage of the principal amount of the outstanding notes under the Indenture whose consent, approval or instruction is necessary with respect to such act, in accordance with the Indenture.

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“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Software” shall mean all right, title or interest in and to software, code, applications, websites, systems databases and all software licensing rights now held or hereafter acquired by any Assignor.

“Specified Entity” shall have the meaning provided in the definition of “Excluded Property” contained herein.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of stock owned by any Assignor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock owned at any time by any Assignor of any Foreign Corporation that is a Subsidiary of such Assignor.

“Termination Date” shall have the meaning provided in Section 11.8(a) of this Agreement.

“Trade Secrets” shall mean any trade secrets, confidential information, production procedures, all writing, plans, specifications and schematics, engineering drawings, customer lists, goodwill, other know-how and all data of any kind or nature, regardless of the medium of recording, relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether or not in a written, tangible or physical medium.

“Trade Secret Rights” shall mean the rights of an Assignor in any Trade Secret it holds.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, facsimile, electronic mail or overnight courier service and all such notices and communications shall, when sent by mail, facsimile, electronic mail or courier, be effective when deposited in the mail, sent by facsimile or electronic mail or delivered to the overnight courier, as the case may be, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a)     if to any Assignor, c/o:

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Lee Enterprises, Incorporated

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer and Treasurer

Facsimile No.: (563) 327-2600

Email: carl.schmidt@lee.net

With a copy to:

Lane & Waterman LLP

220 N. Main Street, Suite 600

Davenport, IA, 52801

Attention: C. D. Waterman III

Facsimile No.: 563-324-1616

Email: dwaterman@l-wlaw.com

(b)     if to the Collateral Agent, at:

Deutsche Bank Trust Company Americas

Trust and Agency Services

60 Wall Street, 16th Floor

Mail Stop: NYC60-1630

New York, New York 10005

USA

Attention: Corporate Team, Lee Enterprises, Incorporated

Facsimile No.: (732) 578-4635

With a copy to:

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

Trust and Agency Services

100 Plaza One – 6th Floor

MSJCY03-0699

Jersey City, NJ 07311-3901

USA

Attn: Corporates Team, Lee Enterprises, Incorporated

Facsimile: (732) 578-4635

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

Section 11.2 Waiver; Amendment. Except as provided in Sections 11.8 and 11.12 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor

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directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors if required by the Indenture).

Section 11.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Notes Document; or (c) any amendment to or modification of any Notes Document or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

Section 11.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 11.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Notes Documents regardless of any investigation made by the Secured Creditors or on their behalf.

Section 11.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 11.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT

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BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 9.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER NOTES DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTES DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 11.7 Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

Section 11.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 9.1 hereof, shall survive such termination) and the Collateral Agent, at the written request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments prepared by such Assignor (after which such Assignor may prepare and file UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as

37

may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which all the Obligations under the Indenture have been paid in full in cash and the Indenture has been discharged in accordance with its terms.

(b) In the event that any part of the Collateral is (w) sold, transferred or otherwise disposed of (to a Person other than the Issuer or a Subsidiary Guarantor) in a transaction not prohibited by the Notes Documents at the time of such sale, transfer or disposition, (x) is owned or at any time acquired by a Subsidiary Guarantor that has been released from its Subsidiary Guarantee pursuant to the Notes Documents (including in connection with the designation of such Subsidiary Guarantor as an Unrestricted Subsidiary), (y) released (and/or the Lien on such Collateral is released) pursuant to Section 11.3(a) of the Indenture or (z) released at the direction of the Required Secured Creditors in accordance with the Notes Documents, the security interest created hereby with respect to such part of the Collateral shall automatically be released and the Collateral Agent, at the reasonable written request and expense of such Assignor, will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The proceeds of such sale, transfer or other disposition shall be applied in accordance with the terms of the Indenture or such other Notes Documents to the extent required to be so applied. Furthermore, upon the release of any Subsidiary Guarantor from its Subsidiary Guarantee in accordance with the provisions of the Indenture, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

(c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 11.8(a) or (b).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 11.8.

Section 11.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission (including “.pdf” or “.tif” format) shall be effective as a manually signed counterpart of this Agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Issuer and the Collateral Agent.

Section 11.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the

38

extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement (and subject to the applicable Intercreditor Agreements) all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Indenture. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in the Indenture.

Section 11.12 Additional Assignors. It is understood and agreed that any party that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Indenture or any other Notes Document, shall (i) become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a joinder agreement and delivering same to the Collateral Agent, (y) delivering supplements (to the extent applicable) to Annexes A through F, inclusive, G through J, inclusive, and N through Q, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and (ii) be deemed to have made the representations and warranties made by the Assignors in this Agreement; provided that any such representations and warranties that relate to the date of this Agreement shall be deemed to relate to the date such additional Assignor becomes an Assignor hereunder.

Section 11.13 Intercreditor Agreements. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent hereunder shall be subject to the provisions of the applicable Intercreditor Agreements. In the event of any conflict between the terms of any applicable Intercreditor Agreement and this Agreement, the terms of the applicable Intercreditor Agreement shall govern and control.

Section 11.14 Discretionary Action. Notwithstanding anything else to the contrary herein, whenever reference is made in this Agreement to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction, reasonable satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such written instruction, advice or concurrence of the the Required Secured Creditors as it deems appropriate. This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

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[Remainder of this page intentionally left blank; signature page follows]

40

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

LEE ENTERPRISES, INCORPORATED, as an Assignor

By:	/s/ Carl G. Schmidt
Name: Carl G. Schmidt
Title: Vice President, Chief Financial Officer and Treasurer

ACCUDATA, INC.
JOURNAL-STAR PRINTING CO.
K. FALLS BASIN PUBLISHING, INC.
LEE CONSOLIDATED HOLDINGS CO.
LEE PUBLICATIONS, INC.
LEE PROCUREMENT SOLUTIONS CO.
SIOUX CITY NEWSPAPERS, INC., each as an Assignor

By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

INN PARTNERS, L.C., as an Assignor
By ACCUDATA, INC., Managing Member

By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

Signature Page for Security Agreement Pursuant to the Indenture

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Robert S. Peschler
Name: Robert S. Peschler
Title: Vice President

By:	/s/ Wanda Camacho
Name: Wanda Camacho
Title: Vice President

Signature Page for Security Agreement Pursuant to the Indenture

ANNEX A

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office
Lee Enterprises, Incorporated	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Journal-Star Printing Co.	926 P Street Lincoln, NE 68501

Accudata, Inc.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

INN Partners, L.C.	1510 47th Ave. Moline, IL 61265

K. Falls Basin Publishing, Inc.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Lee Consolidated Holdings Co.	507 Main Street Rapid City, SD 57709

Lee Publications, Inc.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Lee Procurement Solutions Co.	201 N. Harrison St. Ste. 600 Davenport, IA 52801

Sioux City Newspapers, Inc.	515 Pavonia Street Sioux City, IA 51102

ANNEX B

[RESERVED]

ANNEX C

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS

AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Lee Enterprises, Incorporated	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	[redacted]	[redacted]	No
Journal-Star Printing Co.	Corporation	Yes	Nebraska	926 P Street, Lincoln, NE 68501	[redacted]	[redacted]	No
Accudata, Inc.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	[redacted]	[redacted]	No
INN Partners, L.C.	Limited Liability Company	Yes	Iowa	1510 47th Ave., Moline, IL 61265	[redacted]	[redacted]	No
K. Falls Basin Publishing, Inc.	Corporation	Yes	Oregon	201 N. Harrison St. Ste. 600, Davenport, IA 52801	[redacted]	[redacted]	No
Lee Consolidated Holdings Co.	Corporation	Yes	South Dakota	507 Main Street, Rapid City, SD 57709	[redacted]	[redacted]	No
Lee Publications, Inc.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	[redacted]	[redacted]	No
Lee Procurement Solutions Co.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	[redacted]	[redacted]	No
Sioux City Newspapers, Inc.	Corporation	Yes	Iowa	515 Pavonia Street, Sioux City, IA 51102	[redacted]	[redacted]	No

ANNEX D

[RESERVED]

ANNEX E

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN

ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

Name of Assignor	Description of any Transactions as required by Section 3.8 of the Guarantee and Collateral Agreement
Lee Enterprises, Incorporated	N/A
Journal-Star Printing Co.	N/A
Accudata, Inc.	N/A
INN Partners, L.C.	N/A
K. Falls Basin Publishing, Inc.	N/A
Lee Consolidated Holdings Co.	N/A
Lee Publications, Inc.	N/A
Lee Procurement Solutions Co.	N/A
Sioux City Newspapers, Inc.	N/A

ANNEX F

SCHEDULE OF DEPOSIT ACCOUNTS

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **

REDACTED

ANNEX G

DESCRIPTION OF COMMERCIAL TORT CLAIMS

NONE

ANNEX H

SCHEDULE OF MARKS AND APPLICATIONS;

INTERNET DOMAIN NAME REGISTRATIONS; MASTHEADS;

MOBILE/TABLET APPLICATIONS; TRADE NAMES; AND SOFTWARE

1.	Marks and Applications:

a.	Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.
INN Partners, L.C. d/b/a/ TownNews.com	Ad-Owl	6/16/2009	3639360
	MurlinStats	6/16/2009	3639364
	TownNews.com	6/16/2009	3639362
Lee Enterprises, Incorporated	Best Bridal	9/16/2008	3501832
	First. Best.	3/30/2010	3766801
	Journalstar.com	7/30/2002	2600249
	Lincoln Journal Star	4/23/2002	2563200
	Rapid City Journal	11/29/2005	3019904
	Sellitia.com	2/2/2010	3745545
	Sellitmt.com	9/1/2009	3678060
	Sellitwi.com	9/8/2009	3681720
	Snoop	6/9/1992	1693756
	Today’s Deal Hop On It	7/5/2011	3988952
	Wheels For You	1/7/1997	2029349
Lee Procurement Solutions Co.	Albany Democrat-Herald	8/9/2005	2983247
	Beatrice Daily Sun	9/13/2005	2995157
	Billings Gazette	10/4/2005	3003817
	Classic Images	11/30/1993	1807513

Classic Images	12/7/1999	2297511
Columbus Telegram	1/24/2006	3049194
Corvallis Gazette-Times	1/24/2006	3049193
Films of the Golden Age	1/27/1998	2133570
Films of the Golden Age	5/10/2011	3957298
Fremont Tribune	11/15/2005	3015260
Globe Gazette	1/10/2006	3040312
Hollywords	1/27/1998	2133569
Independent Record	12/13/2005	3027216
Iowa Farmer Today	7/1/1986	1399378
La Crosse Tribune	11/8/2005	3013050
Midwest Messenger	8/10/1999	2269096
Missoulian	11/22/2005	3017463
Montana Magazine	5/7/1996	1972527
Muscatine Journal	2/7/2006	3057253
Quad-City Times	3/8/2005	2930855
Ravalli Republic	12/6/2005	3023436
Sioux City Journal	11/1/2005	3010699
The Bismarck Tribune	12/27/2005	3034528
The Chippewa Herald	1/24/2006	3049359
The Journal Times	3/29/2005	2936435
The Montana Standard	5/3/2005	2946203
The Post-Star	12/13/2005	3026856
The Southern Illinoisan	1/17/2006	3044734
The Times and Democrat	7/12/2005	2967026
The Times-News	7/19/2005	2970506
Tidy Rak	8/25/1998	2184916
Times-Courier	1/24/2006	3049358
Tri-State Neighbor	2/25/1997	2040735
Winona Daily News	1/31/2006	3053430

	Winonanet	8/5/1997	2086288
	Work For You	6/1/1999	2249727
Lee Publications, Inc.	The Citizen	6/15/2004	2853531
	The Ledger Independent	6/1/2004	2847485

b.	Federal Applications

Owner	Mark	Application Filing Date	Serial No.	File Type
Lee Procurement Solutions Co.	Connect Me Local	2/19/2014	86197925	Intent to Use

c.	State Marks

Owner	Mark	Registration/ Filing/Issued Date	Jurisdiction	Registration No.
Lee Enterprises, Incorporated	The Ravalli Post (and design)	2/3/2010	Montana	T027278
	The Valley Post (and design)	2/10/2010	Montana	T027327
	Jeans Day! (and design)	5/27/1994	North Dakota	6221200
	North Dakota Online	7/13/1994	North Dakota	5263300
	Turn to the Trib	1/25/2006	Wisconsin	20065601291
	Chippewa County Advertiser	9/27/2005	Wisconsin	20055600537
	Dunn County Reminder	8/24/2005	Wisconsin	20055600333
	Dunn County Shopper	9/21/2005	Wisconsin	20055600540

The Chippewa Herald	9/21/2005	Wisconsin	20055600536
The Dunn County News	9/21/2005	Wisconsin	20055600539
Your Family Shopper	9/21/2005	Wisconsin	20055600538
La Crosse Tribune County Amateur Golf Championship	3/10/2004	Wisconsin	20045401846
Smart Shopper	10/18/2011	Montana	T028518
Corvallis Gazette-Times (and design)	5/2/2003	Oregon	36754
Mid-Valley Sunday	9/27/2001	Oregon	35405
Casper Star-Tribune	10/27/2003	Wyoming	2003-000456833

2.	Internet Domain Name Registrations:

Assignors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Annex I.

Assignors may own immaterial domain names that are not used and thus not included in this Annex. Assignors may also have included immaterial domain names in this Annex that are not in use. Domain names are set forth in this Annex under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Lee Publications, Inc., Lee Procurement Solutions Co., Lee Enterprises, Lee Enterprises, Incorporated, INN Partners L.C., or Lee Consolidated Holdings Co.

DOMAIN NAME	BENEFICIAL OWNER
agweekly.com	Ag Weekly
dairymonthly.com	Ag Weekly
farmtimes.com	Ag Weekly
inlivestock.com	Ag Weekly
albanydemocrathearld.com	Albany Democrat-Herald
albanydemocratherald.com	Albany Democrat-Herald

albanydemocrat-herald.com	Albany Democrat-Herald
albany-democratherald.com	Albany Democrat-Herald
beavergameday.com	Albany Democrat-Herald
democrateherald.com	Albany Democrat-Herald
democrathearld.com	Albany Democrat-Herald
democratherald.com	Albany Democrat-Herald
democrat-herald.com	Albany Democrat-Herald
democratherald.xxx	Albany Democrat-Herald
democratheraldnewspaper.com	Albany Democrat-Herald
democraticherald.com	Albany Democrat-Herald
dhonline.com	Albany Democrat-Herald
dhwheelsforyou.com	Albany Democrat-Herald
generationsoregon.com	Albany Democrat-Herald
gtwheelsforyou.com	Albany Democrat-Herald
m.democratherald.com	Albany Democrat-Herald
midvalleynow.com	Albany Democrat-Herald
midvalleysunday.com	Albany Democrat-Herald
midvalleyvoice.com	Albany Democrat-Herald
mventertainer.com	Albany Democrat-Herald
mvinbusiness.com	Albany Democrat-Herald
mvonline.com	Albany Democrat-Herald
mvourtown.com	Albany Democrat-Herald
mvvoice.com	Albany Democrat-Herald
welcometoalbany.com	Albany Democrat-Herald
welcometocorvallis.com	Albany Democrat-Herald
westernoregon.com	Albany Democrat-Herald
beatricedailysun.com	Beatrice Daily Sun
beatricedailysun.xxx	Beatrice Daily Sun
m.beatricedailysun.com	Beatrice Daily Sun
sunlandbridal.com	Beatrice Daily Sun
sunlandpets.com	Beatrice Daily Sun
bellefourchepost.com	Belle Fourche Post and Bee
bellefourchepostandbee.com	Belle Fourche Post and Bee
bfpost.com	Belle Fourche Post and Bee
postandbee.com	Belle Fourche Post and Bee
406pol.com	Billings Gazette
406political.com	Billings Gazette
501blog.com	Billings Gazette
bakkenhelpwanted.com	Billings Gazette
bcsmayfair.com	Billings Gazette
bgbids.com	Billings Gazette

bigskybridemagazine.com	Billings Gazette
bigskybridesmagazine.com	Billings Gazette
billinggazette.com	Billings Gazette
billingsbreweries.com	Billings Gazette
billingsbrides.com	Billings Gazette
billingsbusiness.com	Billings Gazette
billingsbusinesswatch.com	Billings Gazette
billingsgazette.com	Billings Gazette
billingsgazette.net	Billings Gazette
billingsgazette.tv	Billings Gazette
billingsgazette.xxx	Billings Gazette
billingsgazzette.com	Billings Gazette
billingshomeforsale.com	Billings Gazette
billingshouseforsale.com	Billings Gazette
billingsmagazine.com	Billings Gazette
billingsthriftynickel.com	Billings Gazette
billingswelcomehome.com	Billings Gazette
catgrizinsider.com	Billings Gazette
celebratebillings.com	Billings Gazette
electmontana.com	Billings Gazette
electwyoming.com	Billings Gazette
enjoybillings.com	Billings Gazette
explorebillings.com	Billings Gazette
firstfridaybillings.com	Billings Gazette
gazettemediagroup.com	Billings Gazette
gazoutdoors.com	Billings Gazette
gazprepsports.com	Billings Gazette
greentagsavings.com	Billings Gazette
hopontodaysdeal.com	Billings Gazette
hopontodaysdeals.com	Billings Gazette
hopontotodaysdeal.com	Billings Gazette
hopontotodaysdeals.com	Billings Gazette
hotbuyscoolcash.com	Billings Gazette
insideyellowstone.com	Billings Gazette
insideyellowstonepark.com	Billings Gazette
jobsbakken.com	Billings Gazette
lifewisemagazine.com	Billings Gazette
luxury-4-less.com	Billings Gazette
m.billingsgazette.com	Billings Gazette
magiccityexperience.com	Billings Gazette
magiccitymagazine.com	Billings Gazette

montanaenergyreview.com	Billings Gazette
montanafires.com	Billings Gazette
montanaflyline.com	Billings Gazette
montanaforum.com	Billings Gazette
montanalandmagazine.com	Billings Gazette
montanawheelsforyou.com	Billings Gazette
montanawheelsforyou.net	Billings Gazette
mtenergyquarterly.com	Billings Gazette
mtenergyreview.com	Billings Gazette
mtpol.com	Billings Gazette
mybillingsgazette.com	Billings Gazette
newsmontana.net	Billings Gazette
nick-nicco-toole.com	Billings Gazette
savingsfortheseason.com	Billings Gazette
sellitmontana.com	Billings Gazette
sellitmt.com	Billings Gazette
supersummersavings.com	Billings Gazette
themoreshow.com	Billings Gazette
therexbillings.com	Billings Gazette
todaysdealbillings.com	Billings Gazette
todaysdealhoponit.com	Billings Gazette
todaysdealsbillings.com	Billings Gazette
todaysdealshoponit.com	Billings Gazette
westernbusinessnews.com	Billings Gazette
winabeetle.com	Billings Gazette
winabug.com	Billings Gazette
winavolkswagen.com	Billings Gazette
workbakken.com	Billings Gazette
workdakotas.com	Billings Gazette
workmt.com	Billings Gazette
worknd.com	Billings Gazette
workndakota.com	Billings Gazette
worksdakota.com	Billings Gazette
yellowstoneshopper.com	Billings Gazette
youcanvolunteer.org	Billings Gazette
bismarcksportshow.com	Bismarck Tribune
bismarcktribune.com	Bismarck Tribune
bismarcktribune.xxx	Bismarck Tribune
bismarcktribunesportshow.com	Bismarck Tribune
bismarktribune.com	Bismarck Tribune
dakotawheels.com	Bismarck Tribune

dakotawheels.net	Bismarck Tribune
finderads.com	Bismarck Tribune
m.bismarcktribune.com	Bismarck Tribune
ndbusinesswatch.com	Bismarck Tribune
ndbusinesswatch.net	Bismarck Tribune
ndcouponsource.com	Bismarck Tribune
ndfloods.com	Bismarck Tribune
ndfloods.net	Bismarck Tribune
ndhirepower.com	Bismarck Tribune
ndonline.com	Bismarck Tribune
ndwheelsforyou.com	Bismarck Tribune
southidahopress.com	Burley South Idaho Press
burtcountyplaindealer.com	Burt County Plaindealer
casperjournal.com	Casper Journal
casperjournal.net	Casper Journal
m.casperjournal.com	Casper Journal
1wyo.com	Casper Star-Tribune
1wyo.net	Casper Star-Tribune
casperstartribune.com	Casper Star-Tribune
casperstartribune.info	Casper Star-Tribune
casperstartribune.net	Casper Star-Tribune
casperstartribune.org	Casper Star-Tribune
casperworks.com	Casper Star-Tribune
casperworks.net	Casper Star-Tribune
casperworks.org	Casper Star-Tribune
cnfr.net	Casper Star-Tribune
livewellwyoming.com	Casper Star-Tribune
m.trib.com	Casper Star-Tribune
madeinwyoming.net	Casper Star-Tribune
mormontrail.net	Casper Star-Tribune
mytribtown.com	Casper Star-Tribune
pokes.trib.com	Casper Star-Tribune
rodeo.trib.com	Casper Star-Tribune
sellitwy.com	Casper Star-Tribune
sellitwyo.com	Casper Star-Tribune
sellitwyoming.com	Casper Star-Tribune
startribuneauction.com	Casper Star-Tribune
trib.com	Casper Star-Tribune
tribextra.com	Casper Star-Tribune
tribextra.net	Casper Star-Tribune
tribsports.com	Casper Star-Tribune

walkacrosswyoming.com	Casper Star-Tribune
wereadnatrona.com	Casper Star-Tribune
wyohighschool.com	Casper Star-Tribune
wyomingjobquest.com	Casper Star-Tribune
wyominglandmagazine.com	Casper Star-Tribune
wyomingparadeofhomes.com	Casper Star-Tribune
wyomingsports.com	Casper Star-Tribune
wyomingvarsity.com	Casper Star-Tribune
wyomingwheelsforyou.com	Casper Star-Tribune
wyomingwomensexpo.com	Casper Star-Tribune
wyopreps.net	Casper Star-Tribune
wyosports.com	Casper Star-Tribune
wyovarsity.com	Casper Star-Tribune
wyovarsity.net	Casper Star-Tribune
wyowheels.com	Casper Star-Tribune
wyowheelsforyou.com	Casper Star-Tribune
wyoworks.com	Casper Star-Tribune
chadronnews.com	Chadron Record
thechadronnews.com	Chadron Record
chippewa.com	Chippewa Herald
chippewaherald.com	Chippewa Herald
chippewavalleybusinessreport.com	Chippewa Herald
chippewavalleymarket.com	Chippewa Herald
chippewavalleynewspapers.com	Chippewa Herald
chippewavalleynewspapers.net	Chippewa Herald
lakelanddoorsllc.com	Chippewa Herald
m.chippewa.com	Chippewa Herald
auburnpub.com	Citizen
auburnpub.xxx	Citizen
m.auburnpub.com	Citizen
classicimages.com	Classic Images
columbusareachoice.com	Columbus Telegram
columbustelegram.com	Columbus Telegram
columbustelegram.xxx	Columbus Telegram
m.columbustelegram.com	Columbus Telegram
rgauctions.net	Columbus Telegram
thebanner-press.com	Columbus Telegraph
corvallisgazettetimes.com	Corvallis Gazette-Times
gazettetimes.com	Corvallis Gazette-Times
gazettetimes.xxx	Corvallis Gazette-Times
gtconnect.com	Corvallis Gazette-Times

m.gazettetimes.com	Corvallis Gazette-Times
bestpracticeslowercolumbia.com	Daily News
columbiaviews.biz	Daily News
columbiaviews.com	Daily News
columbiaviews.info	Daily News
columbiaviews.net	Daily News
hairydeals.com	Daily News
lokeco.biz	Daily News
lokeco.info	Daily News
lokeco.net	Daily News
lokeco.org	Daily News
lokeco.us	Daily News
lowercolumbiamedia.com	Daily News
m.tdn.com	Daily News
mizzlemarketing.com	Daily News
mountsthelensnationalvolcanicmonument.com	Daily News
mountsthelensnationalvolcanicmonument.net	Daily News
mountsthelensvacation.com	Daily News
mountsthelensvacation.net	Daily News
mtsthelensvacation.com	Daily News
mtsthelensvacation.net	Daily News
mytdn.com	Daily News
tdn.com	Daily News
tdnhosting.com	Daily News
tdnpreps.com	Daily News
visit-mountsthelens.com	Daily News
visit-mountsthelens.net	Daily News
visit-mtsthelens.com	Daily News
visit-mtsthelens.net	Daily News
wheelsforyoutdn.com	Daily News
dunnconnect.com	Dunn County News
dunncountyshopper.com	Dunn County Shopper
elkodaily.com	Elko Daily Free Press
elkodaily.xxx	Elko Daily Free Press
elkovisitor.com	Elko Daily Free Press
m.elkodaily.com	Elko Daily Free Press
miningquarterly.com	Elko Daily Free Press
agads.com	Farm and Ranch Guide
ag-ads.com	Farm and Ranch Guide
agbuzz.com	Farm and Ranch Guide
farmandranchguide.com	Farm and Ranch Guide

farmequipmentcenter.com	Farm and Ranch Guide
farms4sale.com	Farm and Ranch Guide
m.farmandranchguide.com	Farm and Ranch Guide
minnesotafarmguide.com	Farm and Ranch Guide
minnesotafarmguide.net	Farm and Ranch Guide
missourifarmertoday.com	Farm and Ranch Guide
mobileagsource.com	Farm and Ranch Guide
brittnewstribune.com	Forest City Summit
forestcitysummit.com	Forest City Summit
winnebagoshopper.com	Forest City Summit
foxxyshoppers.com	Foxxy Shopper - LaCrosse
lacrossefoxxy.com	Foxxy Shopper - LaCrosse
lacrossefoxxyshopper.com	Foxxy Shopper - LaCrosse
fremontareashopper.com	Fremont Tribune
fremontneb.com	Fremont Tribune
fremonttribune.com	Fremont Tribune
fremonttribune.xxx	Fremont Tribune
ftrib.com	Fremont Tribune
m.fremonttribune.com	Fremont Tribune
burtonwood.com	Globe-Gazette/Sunday Globe
charliebrownchildcare.com	Globe-Gazette/Sunday Globe
clearlakeshoppes.com	Globe-Gazette/Sunday Globe
evamarieshomeandgift.com	Globe-Gazette/Sunday Globe
firstgabrielsonagency.com	Globe-Gazette/Sunday Globe
fullertonfh.com	Globe-Gazette/Sunday Globe
globegazette.com	Globe-Gazette/Sunday Globe
globegazette.net	Globe-Gazette/Sunday Globe
globegazette.xxx	Globe-Gazette/Sunday Globe
goodnatures.com	Globe-Gazette/Sunday Globe
iowaauctionsonline.com	Globe-Gazette/Sunday Globe
iowafarmfresh.com	Globe-Gazette/Sunday Globe
kushspaandsalon.com	Globe-Gazette/Sunday Globe
landfillnorthiowa.org	Globe-Gazette/Sunday Globe
leescampersmc.com	Globe-Gazette/Sunday Globe
m.globegazette.com	Globe-Gazette/Sunday Globe
masoncity2010.org	Globe-Gazette/Sunday Globe
masoncityglobegazette.com	Globe-Gazette/Sunday Globe
masoncityshopper.com	Globe-Gazette/Sunday Globe
minnesotaauctionsonline.com	Globe-Gazette/Sunday Globe
musenorris.com	Globe-Gazette/Sunday Globe
niowarealty.com	Globe-Gazette/Sunday Globe

northerniowarealestate.com	Globe-Gazette/Sunday Globe
northiowanews.com	Globe-Gazette/Sunday Globe
northiowarealty.net	Globe-Gazette/Sunday Globe
vvwca.com	Globe-Gazette/Sunday Globe
wayoutsalvage.com	Globe-Gazette/Sunday Globe
wrightiniowa.com	Globe-Gazette/Sunday Globe
accessdecatur.com	Herald & Review
decaturfood.com	Herald & Review
decaturguide.com	Herald & Review
decaturguide.net	Herald & Review
decaturheraldreview.com	Herald & Review
decaturlimited.com	Herald & Review
decaturwelikeithere.com	Herald & Review
getoutandgolf.net	Herald & Review
heraldandreview.com	Herald & Review
heraldreview.com	Herald & Review
herald-review.com	Herald & Review
herald-review.xxx	Herald & Review
hrpreps.com	Herald & Review
m.herald-review.com	Herald & Review
myh-r.com	Herald & Review
nowdrivingonline.com	Herald & Review
sellitil.com	Herald & Review
sellitil.net	Herald & Review
sellitillinois.com	Herald & Review
sellitillinois.net	Herald & Review
thebusiness-journal.com	Herald & Review
theprairieshopper.com	Herald & Review
welikeithere.com	Herald & Review
williamstreetpress.com	Herald & Review
workforyouillinois.com	Herald & Review
hotspringsstar.com	Hot Springs Star
houstonconews.com	Houston County News
lacrescent.com	Houston County News
adit.com	Independent Record Technical Services
dividemag.com	Independent Record Technical Services
flightmagazine.org	Independent Record Technical Services
helenahomegallery.com	Independent Record Technical Services

helenahomeseller.com	Independent Record Technical Services
helenair.com	Independent Record Technical Services
helenair.mobi	Independent Record Technical Services
helenair.net	Independent Record Technical Services
helenair.xxx	Independent Record Technical Services
helenalifestyles.com	Independent Record Technical Services
helenatopjobs.com	Independent Record Technical Services
m.helenair.com	Independent Record Technical Services
pricklypearmt.org	Independent Record Technical Services
spectatorsguidemontana.com	Independent Record Technical Services
spectatorsguidemt.com	Independent Record Technical Services
theindependentrecord.com	Independent Record Technical Services
ad-owl.com	INN Partners, L.C.
anytimeanything.com	INN Partners, L.C.
anytimenews.com	INN Partners, L.C.
anytownnews.com	INN Partners, L.C.
artisticdisplayads.com	INN Partners, L.C.
bigfoot-print.com	INN Partners, L.C.
bloxcms.com	INN Partners, L.C.
buysellbuy.com	INN Partners, L.C.
carsortrucks.com	INN Partners, L.C.
commercialpropertiesmontana.com	INN Partners, L.C.
commercialpropertiesmt.com	INN Partners, L.C.
commercialpropertymontana.com	INN Partners, L.C.
commercialpropertymt.com	INN Partners, L.C.
communitypapers.com	INN Partners, L.C.
cool-ads.com	INN Partners, L.C.
dotconnectmedia.com	INN Partners, L.C.
flippinflies.com	INN Partners, L.C.
florencecivicclub.com	INN Partners, L.C.
gritzblitz.com	INN Partners, L.C.
grumpyguy.com	INN Partners, L.C.

homeforu.net	INN Partners, L.C.
huskerillustrated.com	INN Partners, L.C.
imgworldwide.com	INN Partners, L.C.
innsites.net	INN Partners, L.C.
innstats.net	INN Partners, L.C.
inntours.net	INN Partners, L.C.
kool-ads.com	INN Partners, L.C.
leeunionfree.net	INN Partners, L.C.
lonestarjobnetwork.com	INN Partners, L.C.
monsterjobnetwork.com	INN Partners, L.C.
murlinstats.net	INN Partners, L.C.
newspaperjobnetwork.com	INN Partners, L.C.
niyouthcenter.com	INN Partners, L.C.
nostlguild.com	INN Partners, L.C.
osceolaclassifieds.com	INN Partners, L.C.
ourjobnetwork.com	INN Partners, L.C.
peakmagazine.net	INN Partners, L.C.
poincianaclassifieds.com	INN Partners, L.C.
qcdoc.org	INN Partners, L.C.
soonerstateclassifieds.com	INN Partners, L.C.
special-sections.com	INN Partners, L.C.
theywantyourduesinstlouis.com	INN Partners, L.C.
thisisyourhome.net	INN Partners, L.C.
townnews.biz	INN Partners, L.C.
townnews.com	INN Partners, L.C.
townnews.usa	INN Partners, L.C.
townnews-cms.com	INN Partners, L.C.
townnewsdesign.com	INN Partners, L.C.
townnews-design.com	INN Partners, L.C.
townnews-mail.com	INN Partners, L.C.
townnews-redesign.com	INN Partners, L.C.
townnews-staging.com	INN Partners, L.C.
townsendcommunication.com	INN Partners, L.C.
westlawnmarket.com	INN Partners, L.C.
yourjobnetwork.com	INN Partners, L.C.
agonthego.com	Iowa Farmer Today
combinecam.com	Iowa Farmer Today
corncam.com	Iowa Farmer Today
cropblog.com	Iowa Farmer Today
cropwatchblog.com	Iowa Farmer Today
dairycam.com	Iowa Farmer Today

illinoisfarmertoday.com	Iowa Farmer Today
indianafarmingtoday.com	Iowa Farmer Today
iowafarmer.biz	Iowa Farmer Today
iowafarmer.com	Iowa Farmer Today
iowafarmer.info	Iowa Farmer Today
iowafarmertoday.com	Iowa Farmer Today
iowavotersguide.com	Iowa Farmer Today
m.iowafarmertoday.com	Iowa Farmer Today
marketwatchonline.com	Iowa Farmer Today
midwestmarketer.com	Iowa Farmer Today
soybeancam.com	Iowa Farmer Today
tractorcam.com	Iowa Farmer Today
amplifieddig.com	Journal Times
animalcrackersjazz.com	Journal Times
beggiconstruction.com	Journal Times
greatwheelsforyou.com	Journal Times
h-ertel.com	Journal Times
jeffbraunrealtors.com	Journal Times
journaltimes.com	Journal Times
journaltimes.xxx	Journal Times
journaltimesonline.com	Journal Times
m.journaltimes.com	Journal Times
mallofwis.com	Journal Times
margaretvcharters.com	Journal Times
myjournaltimes.com	Journal Times
namiracine.org	Journal Times
preservationracine.org	Journal Times
racineanimalcrackers.com	Journal Times
racinecareerfest.com	Journal Times
racinecounty.com	Journal Times
racinecountybride.com	Journal Times
racinecountyjobs.net	Journal Times
racinecountywheels.net	Journal Times
racinedining.com	Journal Times
racinehomeexpo.com	Journal Times
racinejournaltimes.com	Journal Times
racinelighthouserun.com	Journal Times
racinepennysaver.com	Journal Times
racinesportszone.com	Journal Times
scene262.com	Journal Times
secondpresbyterianchurch.com	Journal Times

sellitkenosha.com	Journal Times
sellitracine.com	Journal Times
sellitwi.com	Journal Times
texreynoldstoysfortots.com	Journal Times
thejournaltimes.com	Journal Times
uniongrovechamber.org	Journal Times
wisconsindiscountmortgage.com	Journal Times
wrightinracine.com	Journal Times
yumacinc.com	Journal Times
7riversclassifieds.com	LaCrosse Tribune
7riversmarketplace.com	LaCrosse Tribune
7riversrentals.com	LaCrosse Tribune
chippewavalleymarketplace.com	LaCrosse Tribune
couleenews.com	LaCrosse Tribune
courierlifenews.com	LaCrosse Tribune
dibbydobby.com	LaCrosse Tribune
dibbydobby.net	LaCrosse Tribune
ectradinpost.com	LaCrosse Tribune
getitrivervalley.com	LaCrosse Tribune
holmencourier.com	LaCrosse Tribune
homeselleronline.com	LaCrosse Tribune
insidepreps.com	LaCrosse Tribune
jacksoncountychronicle.com	LaCrosse Tribune
lacrossenet.com	LaCrosse Tribune
lacrossetribune.com	LaCrosse Tribune
lacrossetribune.net	LaCrosse Tribune
lacrossetribune.org	LaCrosse Tribune
lacrossetribune.xxx	LaCrosse Tribune
lxtrb.mobi	LaCrosse Tribune
m.lacrossetribune.com	LaCrosse Tribune
melrose-chronicle.com	LaCrosse Tribune
onalaskacommunitylife.com	LaCrosse Tribune
onalaskalife.com	LaCrosse Tribune
rivervalleyblogs.com	LaCrosse Tribune
rivervalleybusinessreport.com	LaCrosse Tribune
rivervalleynewspapers.com	LaCrosse Tribune
rivervalleyoutdoors.com	LaCrosse Tribune
rivervalleyvoice.com	LaCrosse Tribune
rvbr.com	LaCrosse Tribune
spartafoxxyshopper.com	LaCrosse Tribune
strayvoltage.org	LaCrosse Tribune

strictly-golf.com	LaCrosse Tribune
thebigbuck.net	LaCrosse Tribune
tomahjournal.com	LaCrosse Tribune
tricountyfoxxy.com	LaCrosse Tribune
vernonbroadcaster.com	LaCrosse Tribune
westbytimes.com	LaCrosse Tribune
wheelsforyou-online.com	LaCrosse Tribune
wheelswebsite.com	LaCrosse Tribune
windn.mobi	LaCrosse Tribune
winonafoxxy.com	LaCrosse Tribune
winonafoxxyshopper.com	LaCrosse Tribune
wisconsinwheelsforyou.com	LaCrosse Tribune
witradingpost.com	LaCrosse Tribune
witradinpost.com	LaCrosse Tribune
lawrencecountyjournal.com	Lawrence County Journal
lebanon-express.com	Lebanon Express
lebanon-express.xxx	Lebanon Express
m.lebanon-express.com	Lebanon Express
brackencommunity.com	Ledger Independent
flemingcommunity.com	Ledger Independent
ledger-independent.com	Ledger Independent
m.maysville-online.com	Ledger Independent
maysville.com	Ledger Independent
maysville-online.com	Ledger Independent
maysville-online.xxx	Ledger Independent
robertsoncommunity.com	Ledger Independent
theledgerindependent.com	Ledger Independent
leeagrimedia.com	Lee Agri-Media
leeagrimedia.net	Lee Agri-Media
m.missourifarmertoday.com	Lee Agri-Media
5centads.com	Lee Enterprises
agrimarketplace.com	Lee Enterprises
agri-marketplace.com	Lee Enterprises
baraboo.biz	Lee Enterprises
bigskyfires.com	Lee Enterprises
communityforum.com	Lee Enterprises
dailydeadline.com	Lee Enterprises
decatur.biz	Lee Enterprises
digitaldemocracy.com	Lee Enterprises
getitcentral.com	Lee Enterprises
gregschermer.com	Lee Enterprises

guild-lee.com	Lee Enterprises
guild-lee.net	Lee Enterprises
guild-lee.org	Lee Enterprises
hotbark.com	Lee Enterprises
iowavoter.com	Lee Enterprises
lawrencecountycentennial.com	Lee Enterprises
lee.net	Lee Enterprises
leeag.com	Lee Enterprises
leecmstraining.com	Lee Enterprises
leeent.net	Lee Enterprises
leeenterprises.biz	Lee Enterprises
leeenterprises.com	Lee Enterprises
lee-eteam.com	Lee Enterprises
lee-guild.com	Lee Enterprises
lee-guild.net	Lee Enterprises
lee-guild.org	Lee Enterprises
lee-interactive.com	Lee Enterprises
leelocal.com	Lee Enterprises
leenorthwestpublishing.com	Lee Enterprises
lee-online.com	Lee Enterprises
leetemplates.com	Lee Enterprises
leeunionfree.com	Lee Enterprises
lee-watch.com	Lee Enterprises
lee-watch.net	Lee Enterprises
lee-watch.org	Lee Enterprises
microcastapp.com	Lee Enterprises
mjonline.com	Lee Enterprises
mtfires.com	Lee Enterprises
muscatine.biz	Lee Enterprises
muscatinepost.com	Lee Enterprises
mvtrio.com	Lee Enterprises
outdoormotors.com	Lee Enterprises
riverfloodwatch.com	Lee Enterprises
shawano.biz	Lee Enterprises
takemethere.net	Lee Enterprises
takemethere.org	Lee Enterprises
thechoiceonline.com	Lee Enterprises
timegoggles.com	Lee Enterprises
todaysvoter.com	Lee Enterprises
viraltoad.com	Lee Enterprises
vocap.com	Lee Enterprises

voicecapture.com	Lee Enterprises
wheelforyou.com	Lee Enterprises
wheelsforyouonline.com	Lee Enterprises
wiredpartners.net	Lee Enterprises
wiredpartnerswebdesign.com	Lee Enterprises
wiredpartnerswebhosting.com	Lee Enterprises
workforyou.com	Lee Enterprises
yourvoiceatlee.com	Lee Enterprises
lincolnexpert.com	Lincoln Journal
lincolnexperts.com	Lincoln Journal
apartmentsforyou.com	Lincoln Journal Star
beatriceexperts.com	Lincoln Journal Star
celebratenebraska.com	Lincoln Journal Star
discoverbeatrice.com	Lincoln Journal Star
discoverfremont.com	Lincoln Journal Star
discoverlincoln.com	Lincoln Journal Star
discovernebraska.com	Lincoln Journal Star
fremontexperts.com	Lincoln Journal Star
huskerexpress.com	Lincoln Journal Star
huskerextra.com	Lincoln Journal Star
huskerfootball.com	Lincoln Journal Star
journalstar.com	Lincoln Journal Star
journalstar.xxx	Lincoln Journal Star
journalstarads.com	Lincoln Journal Star
kansaswheelsforyou.com	Lincoln Journal Star
lincolnhomesandrealestate.com	Lincoln Journal Star
lincolnjobs.com	Lincoln Journal Star
lincolnjournalstar.com	Lincoln Journal Star
lincolnswitch.com	Lincoln Journal Star
lmagazinelincoln.com	Lincoln Journal Star
m.journalstar.com	Lincoln Journal Star
nebraskahomesandrealestate.com	Lincoln Journal Star
nebraskaspot.com	Lincoln Journal Star
nebraskaspot.net	Lincoln Journal Star
nebraskawheelsforyou.com	Lincoln Journal Star
nebweb.com	Lincoln Journal Star
neighborhoodextra.com	Lincoln Journal Star
oakcreekprinting.com	Lincoln Journal Star
rentalsforyou.com	Lincoln Journal Star
saddleupnebraska.com	Lincoln Journal Star
sellitnebraska.com	Lincoln Journal Star

starcityhealth.com	Lincoln Journal Star
sunlanddiningcard.com	Lincoln Journal Star
switchlincoln.com	Lincoln Journal Star
urban-motors.com	Lincoln Journal Star
wheelsforyou.com	Lincoln Journal Star
wheelsforyoukansas.com	Lincoln Journal Star
wheelsforyounebraska.com	Lincoln Journal Star
workforyounebraska.com	Lincoln Journal Star
masoncitynet.com	Mason City Shopper
jg-tc.com	Mattoon Journal-Gazette
jg-tc.xxx	Mattoon Journal-Gazette
m.jg-tc.com	Mattoon Journal-Gazette
blackhillspress.com	Meade County Times-Tribune
meadecountytimes.com	Meade County Times-Tribune
meadecountytimestribune.com	Meade County Times-Tribune
livestockmarketer.com	Midwest Messenger
livestockroundup.com	Midwest Messenger
livestockroundup.net	Midwest Messenger
m.midwestmessenger.com	Midwest Messenger
midwestmessenger.com	Midwest Messenger
ruralvoterguide.com	Midwest Messenger
saddleupnebraska.com	Midwest Messenger
m.midwestproducer.com	Midwest Producer
midwestbullseye.com	Midwest Producer
midwestproducer.com	Midwest Producer
m.mininickel.com	Mini Nickel
mininickel.com	Mini Nickel
iowafarmguide.com	Minnesota Farm Guide
m.minnesotafarmguide.com	Minnesota Farm Guide
couponingmissoula.com	Missoulian
farranproperties.com	Missoulian
m.missoulian.com	Missoulian
missoulanews.mobi	Missoulian
missoulasearch.mobi	Missoulian
missoulian.com	Missoulian
missoulian.net	Missoulian
missoulian.us	Missoulian
missoulian.xxx	Missoulian
missoulianads.com	Missoulian
missoulianentertainer.com	Missoulian
missouliannews.mobi	Missoulian

missoulien.com	Missoulian
montanaautofinder.com	Missoulian
montanahomeseller.com	Missoulian
montanamessenger.com	Missoulian
movingtobillings.com	Missoulian
movingtobillings.net	Missoulian
movingtobillings.org	Missoulian
movingtobozeman.com	Missoulian
movingtobozeman.net	Missoulian
movingtobozeman.org	Missoulian
movingtobutte.com	Missoulian
movingtobutte.net	Missoulian
movingtobutte.org	Missoulian
movingtogreatfalls.com	Missoulian
movingtogreatfalls.net	Missoulian
movingtogreatfalls.org	Missoulian
movingtohamilton.com	Missoulian
movingtohamilton.net	Missoulian
movingtohamilton.org	Missoulian
movingtohelena.com	Missoulian
movingtohelena.net	Missoulian
movingtohelena.org	Missoulian
movingtokalispell.com	Missoulian
movingtokalispell.net	Missoulian
movingtokalispell.org	Missoulian
movingtomissoula.com	Missoulian
movingtomissoula.net	Missoulian
movingtomissoula.org	Missoulian
mtautofinder.com	Missoulian
mtinbusiness.com	Missoulian
mtmessenger.com	Missoulian
mtwheelsforyou.com	Missoulian
mtwheelsforyou.net	Missoulian
mymissoulian.com	Missoulian
ravallipost.net	Missoulian
mcpress.com	Mitchell County Press-News
buyitmt.com	Montana Magazine
montanamagazine.com	Montana Magazine
mtfootball.com	Montana Magazine
mtprepsports.com	Montana Magazine
rentitmt.com	Montana Magazine

bozemanexplore.com	Montana Standard
bozemantributary.com	Montana Standard
buttesurvey.com	Montana Standard
diggerbeat.com	Montana Standard
m.mtstandard.com	Montana Standard
montanastandard.com	Montana Standard
mtjobexpo.com	Montana Standard
mtstandard.com	Montana Standard
mtstandard.xxx	Montana Standard
postcardsfrombutte.com	Montana Standard
tributaryonline.com	Montana Standard
filmsofthegoldenage.com	Muscatine Journal
m.muscatine.journal.com	Muscatine Journal
muscatinejournal.com	Muscatine Journal
muscatinejournal.xxx	Muscatine Journal
northernblackhillsweeklygroup.com	Northern Black Hills Weekly Group
cass-news.com	Plattsmouth Journal
plattsmouthjournal.com	Plattsmouth Journal
allthingsadirondack.com	Post-Star
bestoftheregion.com	Post-Star
m.poststar.com	Post-Star
mypostar.com	Post-Star
poststar.biz	Post-Star
poststar.com	Post-Star
poststar.info	Post-Star
poststar.mobi	Post-Star
poststar.net	Post-Star
poststar.org	Post-Star
poststar.tv	Post-Star
poststar.xxx	Post-Star
saratogapoststar.com	Post-Star
seeadirondacks.com	Post-Star
seeglensfalls.com	Post-Star
seesaratoga.com	Post-Star
agalmanac.com	Prairie Star
m.theprairiestar.com	Prairie Star
theprairiestar.com	Prairie Star
advantagequadcities.com	Quad-City Times
bealerfamilybuilders.com	Quad-City Times
bhcb.org	Quad-City Times
bix7.com	Quad-City Times

celebrateqc.com	Quad-City Times
coffeehoundeastmo.com	Quad-City Times
crsports.org	Quad-City Times
getitqca.com	Quad-City Times
hawkmania.com	Quad-City Times
iatnt.com	Quad-City Times
iltnt.com	Quad-City Times
iowapulse.com	Quad-City Times
iowatnt.com	Quad-City Times
leeinc.com	Quad-City Times
m.qctimes.com	Quad-City Times
mid-america-sales.com	Quad-City Times
midwesttruckntractor.com	Quad-City Times
milansurplusqc.com	Quad-City Times
mntnt.com	Quad-City Times
nebtnt.com	Quad-City Times
qcbusinessjournal.com	Quad-City Times
qccrimewatch.com	Quad-City Times
qcdailydeal.com	Quad-City Times
qcdailydeals.com	Quad-City Times
qcgetit.com	Quad-City Times
qchighschools.com	Quad-City Times
qcmoms.com	Quad-City Times
qcneighbor.com	Quad-City Times
qcneighborhoodnetwork.com	Quad-City Times
qcneighbors.com	Quad-City Times
qcontheriver.com	Quad-City Times
qcpreps.com	Quad-City Times
qcshops.com	Quad-City Times
qctimes.com	Quad-City Times
qctimes.net	Quad-City Times
qctimes.tv	Quad-City Times
qctimes.xxx	Quad-City Times
qctmedia.com	Quad-City Times
qctmediagroup.com	Quad-City Times
qctoday.com	Quad-City Times
qctplus60.com	Quad-City Times
qctplus60.org	Quad-City Times
qcvalues.com	Quad-City Times
qcvarsity.com	Quad-City Times
qcwatchblog.com	Quad-City Times

qcwheels.com	Quad-City Times
qcwinc.com	Quad-City Times
quadcitiessportscommission.com	Quad-City Times
quadcitypreps.com	Quad-City Times
quadcitytimes.com	Quad-City Times
quad-citytimes.com	Quad-City Times
quadcityvarsity.com	Quad-City Times
quadsville.com	Quad-City Times
sellitqc.com	Quad-City Times
thebettendorfnews.com	Quad-City Times
thecaptainstablemoline.com	Quad-City Times
thedavenportnews.com	Quad-City Times
themolinenews.com	Quad-City Times
therockislandnews.com	Quad-City Times
tjstruckntrailer.com	Quad-City Times
tricoprinting.com	Quad-City Times
truck-and-tractor.com	Quad-City Times
truck-n-tractor.com	Quad-City Times
vernshomeimprovement.com	Quad-City Times
wagsauto.com	Quad-City Times
wegotnext.org	Quad-City Times
witnt.com	Quad-City Times
bellefourchecommunity.com	Rapid City Journal
bhflavor.com	Rapid City Journal
bhjobfair.com	Rapid City Journal
blackhawkcommunity.com	Rapid City Journal
blackhills2go.com	Rapid City Journal
blackhillsclassifieds.com	Rapid City Journal
blackhillscommunity.com	Rapid City Journal
blackhillsdiscovered.com	Rapid City Journal
blackhillsjobs.com	Rapid City Journal
blackhillsjobs.net	Rapid City Journal
blackhillsjournal.com	Rapid City Journal
blackhillsjournal.net	Rapid City Journal
blackhillsjournal.org	Rapid City Journal
blackhillslive.com	Rapid City Journal
blackhillspatriot.com	Rapid City Journal
blackhillstogo.com	Rapid City Journal
blackhillswheelsforyou.com	Rapid City Journal
boxeldercommunity.com	Rapid City Journal
chadroncommunity.com	Rapid City Journal

chadroncommunity.net	Rapid City Journal
chadronrecord.com	Rapid City Journal
crawfordcommunity.net	Rapid City Journal
custercommunity.com	Rapid City Journal
deadwoodcommunity.com	Rapid City Journal
deadwooddiscovered.com	Rapid City Journal
deadwoodgaming.com	Rapid City Journal
eaglebuttecommunity.com	Rapid City Journal
edgemontcommunity.net	Rapid City Journal
ellsworthcommunity.com	Rapid City Journal
fortpierrecommunity.com	Rapid City Journal
gillettecommunity.com	Rapid City Journal
harrisoncommunity.net	Rapid City Journal
hayspringscommunity.com	Rapid City Journal
hermosacommunity.com	Rapid City Journal
hillcitycommunity.net	Rapid City Journal
homejournal.biz	Rapid City Journal
hotspringscommunity.com	Rapid City Journal
leadcommunity.net	Rapid City Journal
lead-deadwoodcommunity.com	Rapid City Journal
m.rapidcityjournal.com	Rapid City Journal
mountrushmorecommunity.com	Rapid City Journal
newcastlecommunity.net	Rapid City Journal
newellcommunity.net	Rapid City Journal
newunderwoodcommunity.com	Rapid City Journal
northernhillsclassifieds.com	Rapid City Journal
northwestnebraskacommunity.com	Rapid City Journal
oelrichscommunity.com	Rapid City Journal
phillipcommunity.com	Rapid City Journal
pierrecommunity.com	Rapid City Journal
rapidcityclassifieds.net	Rapid City Journal
rapidcityclassifieds.org	Rapid City Journal
rapidcityjobs.com	Rapid City Journal
rapidcityjournal.com	Rapid City Journal
rapidcityjournal.net	Rapid City Journal
rapidcityjournal.org	Rapid City Journal
rapidcityjournal.xxx	Rapid City Journal
rapidcityjournaljr.com	Rapid City Journal
rapidcitywheelsforyou.com	Rapid City Journal
rcjonline.com	Rapid City Journal
rcjpropicks.com	Rapid City Journal

rosebudcommunity.com	Rapid City Journal
rushvillecommunity.com	Rapid City Journal
saintongecommunity.com	Rapid City Journal
sdbusinessjournal.com	Rapid City Journal
sdlegislature.com	Rapid City Journal
sdlegislature.net	Rapid City Journal
sdprepzone.com	Rapid City Journal
sdwheelsforyou.com	Rapid City Journal
shopsturgis.net	Rapid City Journal
shopthehills.com	Rapid City Journal
southdakotabusinessjournal.com	Rapid City Journal
southdakotaprepzone.com	Rapid City Journal
southdakotawheelsforyou.com	Rapid City Journal
southernhillsclassifieds.com	Rapid City Journal
spearfishcommunity.com	Rapid City Journal
stevenscommunity.net	Rapid City Journal
stongecommunity.com	Rapid City Journal
sturgiscommunity.com	Rapid City Journal
sturgislinks.com	Rapid City Journal
sturgisrallydaily.com	Rapid City Journal
sturgisrallyvendors.com	Rapid City Journal
summersetcommunity.net	Rapid City Journal
sundancecommunity.net	Rapid City Journal
thenewspaper.net	Rapid City Journal
thenewspaper.org	Rapid City Journal
unioncentercommunity.com	Rapid City Journal
uptoncommunity.com	Rapid City Journal
wallcommunity.com	Rapid City Journal
westriverclassifieds.com	Rapid City Journal
whitewoodcommunity.com	Rapid City Journal
m.ravallirepublic.com	Ravalli Republic
ravallinews.com	Ravalli Republic
ravallirepublic.com	Ravalli Republic
ravallirepublic.xxx	Ravalli Republic
carlislenews.com	Sentinel
carlislepennsylvania.com	Sentinel
carlislesentinel.com	Sentinel
cumberlandlife.com	Sentinel
cumberlink.com	Sentinel
cumberlink.xxx	Sentinel
m.cumberlink.com	Sentinel

mechanicsburgpa.com	Sentinel
pawheelsforyou.com	Sentinel
pennstatefan.com	Sentinel
sentinel-news.com	Sentinel
sentinelweekly.com	Sentinel
shippensburgpa.com	Sentinel
shippensburgsentinel.com	Sentinel
shippsentinel.com	Sentinel
shipsentinel.com	Sentinel
firstinnation.com	Sioux City Journal
groupsiouxpon.com	Sioux City Journal
iowainsider.com	Sioux City Journal
journalads.com	Sioux City Journal
journalgoodfellows.com	Sioux City Journal
journalgoodfellows.net	Sioux City Journal
journalgoodfellows.org	Sioux City Journal
littleyellowdog.org	Sioux City Journal
m.siouxcityjournal.com	Sioux City Journal
miracleinmapleton.com	Sioux City Journal
mwcareerexpo.com	Sioux City Journal
mwrcareerexpo.com	Sioux City Journal
realestatesiouxland.com	Sioux City Journal
scjbuzz.com	Sioux City Journal
scjdealoftheday.com	Sioux City Journal
sellitdakota.com	Sioux City Journal
sellitia.com	Sioux City Journal
sellitiowa.com	Sioux City Journal
sellitsiouxland.com	Sioux City Journal
sewheelsforyou.com	Sioux City Journal
sfwheelsforyou.com	Sioux City Journal
siouxcity.tv	Sioux City Journal
siouxcityemployment.com	Sioux City Journal
siouxcityjournal.com	Sioux City Journal
siouxcityjournal.xxx	Sioux City Journal
siouxcityjournaljr.com	Sioux City Journal
siouxcityrealestateguide.com	Sioux City Journal
siouxcityshoppersguide.com	Sioux City Journal
siouxcitytalks.com	Sioux City Journal
siouxcityweekender.com	Sioux City Journal
siouxland.net	Sioux City Journal
siouxland.tv	Sioux City Journal

siouxlandactiveseniors.com	Sioux City Journal
siouxlandbidandbuy.com	Sioux City Journal
siouxlandbrides.com	Sioux City Journal
siouxlandbusinessjournal.com	Sioux City Journal
siouxlandbuzz.com	Sioux City Journal
siouxlandcouponsource.com	Sioux City Journal
siouxlandemployment.com	Sioux City Journal
siouxlandevents.com	Sioux City Journal
siouxlandgrooms.com	Sioux City Journal
siouxlandhispanosunidos.com	Sioux City Journal
siouxlandhomeandliving.com	Sioux City Journal
siouxlandlive.com	Sioux City Journal
siouxlandmoms.com	Sioux City Journal
siouxlandnetwork.com	Sioux City Journal
siouxlandnow.com	Sioux City Journal
siouxlandoutdoors.com	Sioux City Journal
siouxlandpaws.com	Sioux City Journal
siouxlandprep.com	Sioux City Journal
siouxlandpreps.com	Sioux City Journal
siouxlandprime.com	Sioux City Journal
siouxlandrealtor.com	Sioux City Journal
siouxlandshoppersguide.com	Sioux City Journal
siouxlandsports.com	Sioux City Journal
siouxlandsports.net	Sioux City Journal
siouxlandtalks.com	Sioux City Journal
siouxlandvarsity.com	Sioux City Journal
siouxlandvoice.com	Sioux City Journal
siouxlandweekender.com	Sioux City Journal
siouxlandxl.com	Sioux City Journal
siouxlutions.com	Sioux City Journal
siouxpon.com	Sioux City Journal
sux911.com	Sioux City Journal
treesforsiouxland.com	Sioux City Journal
treesforsiouxland.org	Sioux City Journal
weeklyshoppersguide.com	Sioux City Journal
wheelsforyouiowa.com	Sioux City Journal
wheelsforyousiouxcity.com	Sioux City Journal
wheelsforyousiouxland.com	Sioux City Journal
workforyouiowa.com	Sioux City Journal
workforyousiouxcity.com	Sioux City Journal
workforyousiouxland.com	Sioux City Journal

work-ia.com	Sioux City Journal
work-iowa.com	Sioux City Journal
m.tristateneighbor.com	Sioux Falls Tri-State Neighbor
tristateneighbor.com	Sioux Falls Tri-State Neighbor
tri-stateneighbor.com	Sioux Falls Tri-State Neighbor
southernidahobusiness.com	Southern Idaho Business
1region.com	Southern Illinoisan
1region.net	Southern Illinoisan
1region1vision.com	Southern Illinoisan
1region1vision.net	Southern Illinoisan
carbondalemarketplace.com	Southern Illinoisan
dawgbit.com	Southern Illinoisan
electionillinois.com	Southern Illinoisan
flipsideonline.com	Southern Illinoisan
illelection.com	Southern Illinoisan
illelections.com	Southern Illinoisan
ilwinetrail.com	Southern Illinoisan
ilwinetrails.com	Southern Illinoisan
lifeandstylesi.com	Southern Illinoisan
lifeandstylesi.net	Southern Illinoisan
lifeandstylesi.org	Southern Illinoisan
m.thesouthern.com	Southern Illinoisan
mysi.biz	Southern Illinoisan
mysouthernillinoisan.com	Southern Illinoisan
oneregion.com	Southern Illinoisan
rediscoversi.com	Southern Illinoisan
salukiblog.com	Southern Illinoisan
salukigameday.com	Southern Illinoisan
salukimania.com	Southern Illinoisan
salukisportsonline.com	Southern Illinoisan
sbj.biz	Southern Illinoisan
siautodeals.com	Southern Illinoisan
sidiningdeals.com	Southern Illinoisan
sipicks.com	Southern Illinoisan
sipreps.com	Southern Illinoisan
siprepsports.com	Southern Illinoisan
siwheelsforyou.com	Southern Illinoisan
southernbusinessjournal.com	Southern Illinoisan
southernhomeseller.com	Southern Illinoisan
southernillinoisan.com	Southern Illinoisan
southernillinoisian.com	Southern Illinoisan

southernville.com	Southern Illinoisan
thesouthern.com	Southern Illinoisan
thesouthern.net	Southern Illinoisan
thesouthern.org	Southern Illinoisan
thesoutherndigital.com	Southern Illinoisan
thesouthernillinoisan.xxx	Southern Illinoisan
thinksouthernillinois.com	Southern Illinoisan
varsitysi.com	Southern Illinoisan
winecountrysi.com	Southern Illinoisan
achristmasstoryindiana.com	Times
ahammondstory.com	Times
buildshoremagazine.com	Times
burhamcommunity.com	Times
calumetcitycommunity.com	Times
cedarlakecommunity.com	Times
chestertoncommunity.com	Times
cretecommunity.com	Times
crownpointcommunity.com	Times
demottecommunity.com	Times
doltoncommunity.com	Times
dunelandcommunity.com	Times
dyercommunity.com	Times
eastchicagocommunity.com	Times
garycommunity.com	Times
griffithcommunity.com	Times
hammondcommunity.net	Times
hbanwionline.com	Times
hbanwiparadeofhomes.com	Times
hbaofnwi.com	Times
hbaofnwionline.com	Times
hebroncommunity.com	Times
highlandcommunity.net	Times
hobartcommunity.com	Times
iloveham.org	Times
iluvham.org	Times
indianastory.com	Times
koutscommunity.com	Times
lakecountycommunity.com	Times
lakemichiganparent.com	Times
lakesofthe4seasonscommunity.com	Times
lakesofthefourseasonscommunity.com	Times

lakestationcommunity.com	Times
lansingcommunity.net	Times
laportecommunity.com	Times
laportecountycommunity.com	Times
lowellcommunity.net	Times
m.nwitimes.com	Times
merrillvillecommunity.com	Times
michigancitycommunity.com	Times
munstercommunity.com	Times
mynwitimes.com	Times
nwi.com	Times
nwibargains.com	Times
nwibidandbuy.com	Times
nwicommunities.com	Times
nwicommunity.com	Times
nwifoodbank5k.org	Times
nwihome.com	Times
nwihomeandgardenshow.com	Times
nwihomes.com	Times
nwihometour.com	Times
nwihousingalliance.com	Times
nwihousingforum.com	Times
nwiindex.com	Times
nwioneregiononevision.com	Times
nwiparadeofhomes.com	Times
nwipets.com	Times
nwipreps.com	Times
nwiprepsports.com	Times
nwiprepzone.com	Times
nwirealty.com	Times
nwitalks.com	Times
nwitimes.com	Times
nwitimes.tv	Times
nwitimes.xxx	Times
nwivoices.com	Times
nwiwomenswisdom.com	Times
portagecommunity.com	Times
portercountycommunity.com	Times
saukvillagecommunity.com	Times
scherervillecommunity.com	Times
sherervillecommunity.com	Times

shorebrideonline.com	Times
shorebridesonline.com	Times
shorelakemichigan.com	Times
shorewoodforrestcommunity.com	Times
southhollandcommunity.com	Times
southshorepreps.com	Times
southshorevoice.com	Times
southwestmiparent.com	Times
spreadthelovepeanutbutter.org	Times
stjohncommunity.com	Times
swmparent.com	Times
theshoremagazine.com	Times
thetimesonline.com	Times
thorntoncommunity.com	Times
timescapsule.com	Times
timescareandshare.com	Times
timescars.com	Times
timesemployment.com	Times
timeshomes.com	Times
timeshomeseller.com	Times
timespreps.com	Times
timeswheelsforyou.com	Times
timeswork.com	Times
vacationshoremagazine.com	Times
valparaisocommunity.com	Times
valpocommunity.com	Times
visitshore.com	Times
visitshoremagazine.com	Times
vivalostiempos.com	Times
vivanwi.com	Times
vivathetimes.com	Times
westvillecommunity.com	Times
wheelercommunity.com	Times
whitethornewoodscommunity.com	Times
whitingcommunity.net	Times
yournwi.com	Times
yoursouthshore.com	Times
m.thetandd.com	Times
scwheelsforyou.com	Times and Democrat
thebulldogzone.com	Times and Democrat
thetandd.com	Times and Democrat

thetandd.xxx	Times and Democrat
timesanddemocrat.com	Times and Democrat
m.magicvalley.com	Times-News
magicvalley.com	Times-News
magicvalley.xxx	Times-News
times-newsonline.com	Times-News
blackhawkmania.com	Waterloo Courier
btruemag.com	Waterloo Courier
cedarfallsbluezone.com	Waterloo Courier
cedarvalleybluezone.com	Waterloo Courier
cedarvalleyinclusion.com	Waterloo Courier
cedarvalleyjobs.com	Waterloo Courier
cedarvalleyparadeofhomes.com	Waterloo Courier
cedarvalleyparadeofhomes.net	Waterloo Courier
cedarvalleypreps.com	Waterloo Courier
courierwheelsforyou.com	Waterloo Courier
cvbluezone.com	Waterloo Courier
cvbusinessmonthly.com	Waterloo Courier
cv-hg.com	Waterloo Courier
cvinclusion.com	Waterloo Courier
cvparadeofhomes.com	Waterloo Courier
cvparadeofhomes.net	Waterloo Courier
cvpulse.com	Waterloo Courier
cyclonemania.com	Waterloo Courier
m.wcfcourier.com	Waterloo Courier
pantherillustrated.com	Waterloo Courier
pantherillustrated.net	Waterloo Courier
panthermania.net	Waterloo Courier
waterloobluezone.com	Waterloo Courier
waterloocedarfallsia.com	Waterloo Courier
waterloocourier.com	Waterloo Courier
wcfcourier.com	Waterloo Courier
wcfcourier.xxx	Waterloo Courier
m.winonadailynews.com	Winona Daily News
winonadailynews.com	Winona Daily News
winonadailynews.xxx	Winona Daily News

3.	Mastheads:

Newspaper Name	Masthead
Albany Democrat-Herald

Beatrice Daily Sun

Billings Gazette

Casper Star-Tribune

Columbus Telegram

Corvallis Gazette-Times

Elko Daily Free Press

Fremont Tribune

Globe Gazette

Herald & Review

Independent Record

Journal Gazette & Times-Courier

La Crosse Tribune

Lincoln Journal Star

Missoulian

Muscatine Journal

Quad-City Times

Rapid City Journal

Ravalli Republic

Sioux City Journal

The Bismarck Tribune

The Chippewa Herald

The Citizen

The Courier

The Daily News

The Journal Times

The Ledger Independent

The Montana Standard

The Post-Star

The Sentinel (Carlisle)

The Southern Illinoisan

The Times

The Times and Democrat

The Times-News

Winona Daily News

4.	Mobile/Tablet Applications:

Newspaper	Mobile Application	Platform/Device
Albany Democrat-Herald	Democrat Herald	Android
Albany Democrat-Herald	Democrat Herald	iPhone
Beatrice Daily Sun	Beatrice Daily Sun	iPhone
Billings Gazette	Billings – The Gazette	Kindle
Billings Gazette	Billings Gazette	Android
Billings Gazette	Billings Gazette	iPad
Billings Gazette	Billings Gazette	iPhone

Billings Gazette	Cat-Griz Insider	Android
Billings Gazette	GazPrepSports Billings Gazette	Android
Billings Gazette	Inside Yellowstone	iPhone
Bismarck Tribune	Bismarck Tribune	Android
Bismarck Tribune	Bismarck Tribune	iPhone
Casper Star-Tribune	Casper Star Tribune	Android
Casper Star-Tribune	Pokes: Casper Star Tribune	Android
Casper Star-Tribune	Trib.com	Android
Casper Star-Tribune	Trib.com	iPhone
Casper Star-Tribune	WyoVarsity Sports	Android
Columbus Telegram	Columbus Telegram	iPhone
Corvallis Gazette-Times	Beavers Sports	Android
Corvallis Gazette-Times	Gazette Times	Android
Corvallis Gazette-Times	Gazette Times	iPhone
Elko Daily Free Press	Elko Daily Free Press	iPhone
Fremont Tribune	Fremont Tribune	iPhone
Globe Gazette	Globe Gazette	iPhone
Globe Gazette	North Iowa Preps	Android
Herald & Review	Decatur – Herald Review	Kindle
Herald & Review	Herald Review	iPhone
Herald & Review	Herald-Review.com	Android
Herald & Review	HR Illini	Android
Herald & Review	HRprep Sports	Android
Independent Record	Helena Independent Record	iPhone
Journal Gazette & Times-Courier	Journal Gazette/Times-Courier	iPhone
La Crosse Tribune	La Crosse - LaCrosse Trib	Kindle
La Crosse Tribune	La Crosse Tribune	Android
La Crosse Tribune	La Crosse Tribune for iPad	iPad
La Crosse Tribune	Lacrosse Tribune	iPhone
Lebanon Express	Lebanon Express	Android
Lebanon Express	Lebanon Express	iPhone
Lincoln Journal Star	Husker Extra	Android
Lincoln Journal Star	Journal Star	Android
Lincoln Journal Star	Journal Star	iPhone
Lincoln Journal Star	Lincoln Journal Star for iPad	iPad
Lincoln Journal Star	Lincoln Journal Star Prep Extra	Android
Missoulian	GrizSports	Android
Missoulian	GrizSports for iPhone by The Missoulian	iPhone

Missoulian	Missoula Prep Sports for iPhone	iPhone
Missoulian	MissoulaPrep Sports	Android
Missoulian	Missoulian	Android
Missoulian	Missoulian	iPhone
Muscatine Journal	Muscatine Journal	iPhone
Quad-City Times	Davenport - QC Times	Kindle
Quad-City Times	QC Times for iPad	iPad
Quad-City Times	QC Varsity: Quad-City Times	Android
Quad-City Times	QCTimes	Android
Quad-City Times	QCTimes News	iPhone
Rapid City Journal	Rapid City Journal	Android
Rapid City Journal	Rapid City Journal	iPhone
Ravalli Republic	Ravalli Republic	iPhone
Sioux City Journal	Sioux City Journal	Android
Sioux City Journal	Sioux City Journal	iPhone
Sioux City Journal	Siouxland Preps	Android
Sioux City Journal	Siouxland: Prep Sports	iPhone
The Chippewa Herald	The Chippewa Herald	iPhone
The Citizen	The Citizen: Local news for Auburn, NY	iPhone
The Courier	Cedar Valley SportZone	Android
The Courier	UNI CatStats	Android
The Courier	WCF Courier	Android
The Courier	WCF Courier	iPhone
The Daily News	TDN Prep Sports	Android
The Daily News	TDN Prep Sports for iPhone	iPhone
The Daily News	The Daily News of Longview, WA	iPhone
The Journal Times	Journal Times	Android
The Journal Times	Journal Times	iPhone
The Ledger Independent	The Ledger-Independent	iPhone
The Montana Standard	The Montana Standard	iPhone
The Post-Star	Post Star	Android
The Post-Star	Post Star	iPhone
The Sentinel	The Sentinel Varsity	Android
The Sentinel	The Sentinel: Local news for Carlisle, PA	iPhone
The Southern Illinoisan	Saluki Mania	Android
The Southern Illinoisan	SI Varsity Sports	Android
The Southern Illinoisan	The Southern	Android

The Southern Illinoisan	The Southern	iPhone
The Times	NWI Times	iPhone
The Times	NWI.com	Android
The Times	nwiPrep Sports	Android
The Times	The Northwest Indiana Times for iPad	iPad
The Times and Democrat	The Times & Democrat	iPhone
The Times-News	Times-News MagicValley.com	Android
The Times-News	Times-News MagicValley.com	iPhone
Winona Daily News	Winona Daily News	Android
Winona Daily News	Winona Daily News	iPhone

5.	Trade Names:

Registrant	Jurisdiction	Trade Name	SOS File No.	Expiration
INN Partners, L.C.	IA	Townnews.com	190119	No expiry
Lee Enterprises, Incorporated	IA	Bettendorf News	48346	No expiry
		LeeLocal
		Muscatine Journal	48346	No expiry
		Classic Images	48346	No expiry
		Films of the Golden Age
		Quad-City Times	48346	No expiry
		Trico	48346	No expiry
		Tri-State Neighbor
		Trico Communications
		Iowa Farmer Today
		QC Thrifty Nickel

		Truck n’ Tractor
		North Iowa Media Group
		Globe Gazette	48346	No expiry
		The Mason City Shopper	48346	No expiry
		Mason City Globe Gazette
Lee Publications, Inc.	IA	Waterloo-Cedar Falls Courier	270382	No expiry
		Courier Communications
		Winnebago/Hancock Shopper
Sioux City Newspapers, Inc.	IA	Sioux City Journal
		The Siouxland Weekly Shopper’s Guide
Lee Publications, Inc.	ID	The Times-News	D20936	No expiry
		The Prairie Star
Lee Enterprises, Incorporated	IL	William Street Press
INN Partners, L.C.	IL	INN Partners, L.L.C.	712558	5/1/2015
		Townnews.com	712558	5/1/2015
Lee Publications, Inc.	IL	Journal Gazette
	IL	JG-TC.com
	IL	Times-Courier
Lee Enterprises, Incorporated	IL	The Southern Illinoisan
	IL	Herald & Review
	IL	Herald-Review.com

Lee Publications, Inc.	IN	The Times
	IN	The Times Media Company	2002-092- 600016	No expiry
	IN	The Times of Northwest Indiana
	IN	nwitimes.com
Lee Publications, Inc.	KY	The Ledger Independent
Lee Enterprises, Incorporated	MN	Farm & Ranch Guide
	MN	Houston County News
	MN	La Crosse Tribune	131753	12/31/2014
	MN	Minnesota Farm Guide
	MN	Winona Daily News
	MN	Tri-State Neighbor
Lee Enterprises, Incorporated	MT	Montana Standard	A028348	11/8/2016
	MT	Ravalli Republic
	MT	The Valley Post	A175212	2/10/2015
	MT	Farm & Ranch Guide
	MT	Mini Nickel
	MT	mininickel.com
	MT	Billings Gazette	A028349	11/8/2016
	MT	Billings Gazette Communications	A089550	9/14/2016
	MT	Thrifty Nickel	A024259	9/10/2015
	MT	Magic City Magazine

	MT	The Prairie Star
	MT	Independent Record
	MT	Missoulian	A003970	3/18/2018
	MT	Montana Autofinder
	MT	Lee Newspapers of Montana
Lee Enterprises, Incorporated	ND	Bismarck Tribune	19331800	6/28/2018
	ND	The Finder	19331700	6/19/2014
	ND	The Chamber Connection	13762700	1/9/2016
	ND	Dickinson Pennysaver
	ND	Farm & Ranch Guide	16068800	11/27/2016
	ND	Mandan News
	ND	www.Mandan-News.com
	ND	Minnesota Farm Guide
	ND	Pennysaver	4852500	7/17/2014
Journal-Star Printing Co.	NE	Lincoln Journal-Star	1101788	12/7/2020
	NE	JournalStar.com
	NE	Lincoln Journal
Lee Enterprises, Incorporated	NE	Oak Creek Printing & Mailing
	NE	Fremont Tribune
	NE	Livestock Roundup
	NE	Midwest Producer
	NE	Midwest Messenger	660647	9/27/2022

	NE	Schuyler Sun
	NE	Midwest Messenger Livestock
	NE	Beatrice Daily Sun
	NE	Columbus Telegram
	NE	The Banner-Press
Lee Publications, Inc.	NV	Elko Daily Free Press
Lee Publications, Inc.	NY	The Citizen
	NY	The Post-Star
	NY	Auburn Citizen
Lee Enterprises, Incorporated	OR	Albany Democrat-Herald
	OR	Mid Valley Media Group
	OR	Mid Valley Newspapers
	OR	Corvallis Gazette-Times
	OR	Lebanon Express
	OR	The Daily News
Lee Publications, Inc.	PA	Shippensburg Sentinel
	PA	The Sentinel
Lee Publications, Inc.	SC	The Times and Democrat
Lee Consolidated Holdings Co.	SD	Rapid City Journal

	SD	Tri-State Neighbor
Lee Publications, Inc.	WA	The Daily News	601248253	No expiry
	WA	Longview Daily News
Lee Enterprises, Incorporated	WI	Chippewa Valley Newspapers
	WI	River Valley Newspaper Group
	WI	The Journal Times
	WI	Dunn County Reminder	N/A	8/24/2015
	WI	Dunn County Shopper	N/A	9/21/2015
	WI	La Crosse Tribune
	WI	Houston County News
	WI	The Chippewa Herald	N/A	9/21/2015
	WI	The Journal Times
	WI	Winona Daily News
	WI	Jackson County Chronicle
	WI	Foxxy Shopper
	WI	Tomah Journal
	WI	Vernon Broadcaster
	WI	Coullee News
	WI	Courier Life
	WI	Westby Times
	WI	Trading Post
Lee Publications, Inc.	WY	Casper Star-Tribune	1991-000- 264-249	1/11/2021

WY	Casper Journal
WY	CasperJournal.com
WY	Trib.com	1995-000- 299-244	3/27/2015

6.	Lee Software and Licenses:

a.	Inbound Licenses

REDACTED

b.	Proprietary Software Developed by Townnews

REDACTED

c.	Proprietary Software by Lee Enterprises Incorporated

REDACTED

d.	Escrow Agreements for Software

REDACTED

ANNEX I

SCHEDULE OF PATENTS

NONE

ANNEX J

SCHEDULE OF COPYRIGHTS

In addition to those copyright registrations listed here, individual newspapers may have published books of local significance and may or may not have registered the copyright thereto. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Our search of the copyright office records includes only those documents available in the online search engine which only includes records created after January 1, 1978.

Our search of the copyright office database may have excluded records owned by an assignor, these copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Lee Enterprises, Incorporated	Lee executive advertising program	12/31/86	PA0000329254

	Building excellent sales teams: account executive orientation program	3/19/99	TXu000748784

	Business newsmakers	8/29/02	TX6000270042

	Leap, leap, leap: Lee executive advertising program	12/31/86	TX0002054802

	TMJ your achy breaky jaw	10/11/92	TX0003546843

	Yellowstone on fire!	8/17/89	TX0002538820

	Golf North Dakota	5/4/94	TX0003810806

	The North Dakota hunting almanac	7/25/94	TX0003919856

	Montana wilderness: discovering the heritage	10/15/84	TX0001462340

After Iowa turnaround, now they call him Hayden the miracle worker	12/20/85	TX0001845993

Campaign might cost Bobb’s C D job	4/14/78	TX0000038792

Finnius and the baby orphan elephant	11/14/05	TX0006306361

Finnius and the Christmas surprise	11/17/04	TX0006160174

Finnius and the Christmas surprise	11/18/04	TX0006196026

Finnius: the tale of a lost little elephant	11/20/03	TX0005904108

Fry, just average as player, was bound “to be a giant”	12/17/85	TX0001845990

Hayden builds winner: Fry overhauls N. Texas State	12/19/85	TX0001845992

License saved, life lost: fake charges, missing records keep bad driver on road	1/24/78	TX0000013311

License tester is suspended: 2nd drunk driving charge	1/24/78	TX0000013312

The Many faces of Hayden Fry	12/15/85	TX0001845994

Mississippi River Bend: oregionality: the best of Eastern Iowa & Western Illinois	9/30/03	TX0005903170

Pentagon halts general’s star: Probe targets Guard chief	5/2/78	TX0000048929

A Plea for help that failed: letter to mayor, police, newspaper, others before slayings	12/5/79	TX0000382177

The Pride of Odessa: he’s a legend, both good and bad	12/16/85	TX0001845989

Priest, others begin to have their doubts	5/2/78	TX0000048928

Roller coaster at SMU: exciting, erratic – but not winner	12/18/85	TX0001845991

“Saint” leaves tangled trail: Miracles and messages from heaven? Doubts uncover financial mysteries	4/30/78	TX0000048926

Widow turns over savings after “heavenly message”	5/1/78	TX0000048927

Market facts, Muscatine	12/1/79	TX0000431746

Market facts, Muscatine, 1979	7/2/79	TX0000331374

Watkins: today and tomorrow, the business of the 90’s	7/11/93	TX0003613199

West Virginia says no, Dempsey to stay at SIUC	12/9/79	TX0000393100

Lewises rule the SIGA.	7/20/92	TX00004010109

Logan women win OT thriller: Lady Vols nip Howard.	3/15/95	TX00004010108

Transportation economizer	10/22/90	TXu000465742

Sioux City: reflections of Siouxland pride	11/27/00	TX0005313685

Rapid City (SD) Journal	1/31/10 (31 issues)	TX0006705158

Rapid City (SD) Journal	2/28/10 (28 issues)	TX0006705159

Rapid City (SD) Journal	3/31/10 (31 issues)	TX0006705160

Rapid City (SD) Journal	4/30/10 (30 issues)	TX0006705161

Rapid City (SD) Journal	5/31/10 (31 issues)	TX0006705162

Rapid City (SD) Journal	01/31/09 (31 issues)	TX0006680136

Rapid City (SD) Journal	02/28/09 (28 issues)	TX0006685658

Rapid City (SD) Journal	03/31/09 (31 issues)	TX0006685659

Rapid City (SD) Journal	4/30/09 (30 issues)	TX0006705020

Rapid City (SD) Journal	5/31/09 (31 issues)	TX0006705019

Rapid City (SD) Journal	6/30/09 (30 issues)	TX0006705018

Rapid City (SD) Journal	7/31/09 (31 issues)	TX0006705017

Rapid City (SD) Journal	8/31/09 (31 issues)	TX0006705016

Rapid City (SD) Journal	9/30/09 (30 issues)	TX0006705012

Rapid City (SD) Journal	10/31/09 (31 issues)	TX0006705013

Rapid City (SD) Journal	11/30/09 (30 issues)	TX0006705014

Rapid City (SD) Journal	12/31/09 (31 issues)	TX0006705015

Rapid City (SD) Journal	1/08 (31 issues)	TX0006664812

Rapid City (SD) Journal	2/08 (29 issues)	TX0006664956

Rapid City (SD) Journal	3/08 (31 issues)	TX0006664955

Rapid City (SD) Journal	4/08 (30 issues)	TX0006679662

Rapid City (SD) Journal	6/08 (30 issues)	TX0006679663

Rapid City (SD) Journal	7/08 (31 issues)	TX0006679666

Rapid City (SD) Journal	8/08 (31 issues)	TX0006679667

Rapid City (SD) Journal	9/08 (30 issues)	TX0006679376

Rapid City (SD) Journal	10/08 (31 issues)	TX0006679661

Rapid City (SD) Journal	11/08 (30 issues)	TX0006679375

Rapid City (SD) Journal	12/08 (31 issues)	TX0006679374

Rapid City (SD) Journal	1/07 (31 issues)	TX0006779980

Rapid City (SD) Journal	2/07 (28 issues)	TX0006779981

Rapid City (SD) Journal	3/07 (31 issues)	TX0006779984

Rapid City (SD) Journal	4/07 (30 issues)	TX0006647429

Rapid City (SD) Journal	5/07 (31 issues)	TX0006779983

Rapid City (SD) Journal	6/07 (30 issues)	TX0006779982

Rapid City (SD) Journal	7/07 (31 issues)	TX0006647562

Rapid City (SD) Journal	8/07 (31 issues)	TX0006646955

Rapid City (SD) Journal	9/07 (30 issues)	TX0006646954

Rapid City (SD) Journal	10/07 (31 issues)	TX0006646974

Rapid City (SD) Journal	12/07 (31 issues)	TX0006664811

Rapid City (SD) Journal	9/05 (30 issues)	TX0006331242

Rapid City (SD) Journal	8/05 (31 issues)	TX0006332298

Rapid City (SD) Journal	10/05 (31 issues)	TX0006313841

Rapid City (SD) Journal	11/05 (30 issues)	TX0006313867

Rapid City (SD) Journal	12/05 (31 issues)	TX0006349960

Rapid City (SD) Journal	1/06 (31 issues)	TX0006349949

Rapid City (SD) Journal	2/06 (28 issues)	TX0006379230

Rapid City (SD) Journal	3/06 (31 issues)	TX0006411153

Rapid City (SD) Journal	4/06 (30 issues)	TX0006422134

Rapid City (SD) Journal	5/06 (31 issues)	TX0006422135

Rapid City (SD) Journal	6/06 (30 issues)	TX0006436517

Rapid City (SD) Journal	7/06 (31 issues)	TX0006479979

Rapid City (SD) Journal	8/06 (31 issues)	TX0006479980

Rapid City (SD) Journal	9/06 (30 issues)	TX0006511628

Rapid City (SD) Journal	10/06 (31 issues)	TX0006511627

Rapid City (SD) Journal	11/06 (30 issues)	TX0006550587

Rapid City (SD) Journal	12/06 (31 issues)	TX0006550586

Rapid City (SD) Journal	9/04 (30 issues)	TX0006093159

Rapid City (SD) Journal	10/04 (31 issues)	TX0006093165

Rapid City (SD) Journal	11/04 (30 issues)	TX0006128325

Rapid City (SD) Journal	1/05 (31 issues)	TX0006128292

Rapid City (SD) Journal	12/04 (31 issues)	TX0006150102

Rapid City (SD) Journal	2/05 (28 issues)	TX0006172226

Rapid City (SD) Journal	3/05 (31 issues)	TX0006206928

Rapid City (SD) Journal	4/05 (30 issues)	TX0006210873

Rapid City (SD) Journal	5/05 (31 issues)	TX0006210728

Rapid City (SD) Journal	6/05 (30 issues)	TX0006210811

Rapid City (SD) Journal	7/05 (31 issues)	TX0006210810

Rapid City (SD) Journal	8/03 (31 issues)	TX0005874165

Rapid City (SD) Journal	9/03 (30 issues)	TX0005874152

Rapid City (SD) Journal	1/04 (31 issues)	TX0005964152

Rapid City (SD) Journal	2/04 (29 issues)	TX0005964153

Rapid City (SD) Journal	10/03 (31 issues)	TX0005970898

Rapid City (SD) Journal	11/03 (30 issues)	TX0005970902

Rapid City (SD) Journal	12/03 (31 issues)	TX0005970900

Rapid City (SD) Journal	3/04 (31 issues)	TX0006018354

Rapid City (SD) Journal	4/04 (30 issues)	TX0006018357

Rapid City (SD) Journal	5/04 (31 issues)	TX0006018367

Rapid City (SD) Journal	6/04 (30 issues)	TX0006033121

Rapid City (SD) Journal	7/04 (31 issues)	TX0006075048

Rapid City (SD) Journal	8/04 (31 issues)	TX0006075040

Rapid City (SD) Journal	2/03 (28 issues)	TX0005729476

Rapid City (SD) Journal	3/03 (31 issues)	TX0005899928

Rapid City (SD) Journal	4/03 (30 issues)	TX0005899929

Rapid City (SD) Journal	5/03 (31 issues)	TX0005806798

Rapid City (SD) Journal	6/03 (30 issues)	TX0005809563

Rapid City (SD) Journal	7/03 (31 issues)	TX0005809505

Rapid City (SD) Journal	7/02 (31 issues)	TX0005803665

Rapid City (SD) Journal	8/02 (31 issues)	TX0005803666

Rapid City (SD) Journal	1/97 (31 issues)	TX0005248501

Rapid City (SD) Journal	2/97 (28 issues)	TX0005243019

Rapid City (SD) Journal	3/97 (31 issues)	TX0005248502

Rapid City (SD) Journal	4/97 (30 issues)	TX0005243021

Rapid City (SD) Journal	5/97 (31 issues)	TX0005248506

Rapid City (SD) Journal	9/00 (30 issues)	TX0005298888

Rapid City (SD) Journal	10/00 (31 issues)	TX0005298890

Rapid City (SD) Journal	12/00 (31 issues)	TX0005298889

Rapid City (SD) Journal	1/01 (31 issues)	TX0005298892

Rapid City (SD) Journal	2/01 (28 issues)	TX0005312560

Rapid City (SD) Journal	3/01 (31 issues)	TX0005321466

Rapid City (SD) Journal	11/00 (30 issues)	TX0005355345

Rapid City (SD) Journal	4/01 (30 issues)	TX0005355327

Rapid City (SD) Journal	5/01 (31 issues)	TX0005355334

Rapid City (SD) Journal	6/01 (30 issues)	TX0005388852

Rapid City (SD) Journal	9/99 (30 issues)	TX0005022687

Rapid City (SD) Journal	9/99 (30 issues)	TX0005164206

Rapid City (SD) Journal	10/99 (31 issues)	TX0005164204

Rapid City (SD) Journal	11/99 (30 issues)	TX0005164207

Rapid City (SD) Journal	12/99 (31 issues)	TX0005164202

Rapid City (SD) Journal	01/00 (31 issues)	TX0005164200

Rapid City (SD) Journal	02/00 (29 issues)	TX0005164201

Rapid City (SD) Journal	03/00 (31 issues)	TX0005174072

Rapid City (SD) Journal	04/00 (30 issues)	TX0005174061

Rapid City (SD) Journal	05/11 (31 issues)	TX0005174060

Rapid City (SD) Journal	06/00 (30 issues)	TX0005174064

Rapid City (SD) Journal	07/00 (31 issues)	TX0005193662

Rapid City (SD) Journal	08/00 (31 issues)	TX0005193665

Rapid City (SD) Journal	09/98 (30 issues)	TX0004836940

Rapid City (SD) Journal	10/98 (31 issues)	TX0004861595

Rapid City (SD) Journal	11/98 (30 issues)	TX0004861596

Rapid City (SD) Journal	02/99 (28 issues)	TX0004887992

Rapid City (SD) Journal	12/98 (31 issues)	TX0004894408

Rapid City (SD) Journal	12/98 (31 issues)	TX0004903323

Rapid City (SD) Journal	01/99 (31 issues)	TX0005000307

Rapid City (SD) Journal	03/99 (31 issues)	TX0005000306

Rapid City (SD) Journal	04/99 (30 issues)	TX0004986807

Rapid City (SD) Journal	05/99 (31 issues)	TX0004948842

Rapid City (SD) Journal	06/99 (30 issues)	TX0004054791

Rapid City (SD) Journal	07/99 (31 issues)	TX0003767473

Rapid City (SD) Journal	08/99 (31 issues)	TX0005028475

Rapid City (SD) Journal	10/97 (31 issues)	TX0004602223

Rapid City (SD) Journal	11/97 (30 issues)	TX0004616468

Rapid City (SD) Journal	12/97 (31 issues)	TX0004616473

Rapid City (SD) Journal	01/98 (31 issues)	TX0004637999

	Rapid City (SD) Journal	02/98 (28 issues)	TX0004710215

	Rapid City (SD) Journal	03/98 (31 issues)	TX0004710237

	Rapid City (SD) Journal	04/98 (30 issues)	TX0004726279

	Rapid City (SD) Journal	05/98 (31 issues)	TX0004786544

	Rapid City (SD) Journal	06/98 (30 issues)	TX0004786543

	Rapid City (SD) Journal	07/98 (31 issues)	TX0004786545

	Rapid City (SD) Journal	08/98 (31 issues)	TX0004786542

	Rapid City (SD) Journal	06/97 (30 issues)	TX0004545011

	Rapid City (SD) Journal	07/97 (31 issues)	TX0004552196

	Rapid City (SD) Journal	08/97 (31 issues)	TX0004598840

	Rapid City (SD) Journal	06/97 (30 issues)	TX0004578177

	Rapid City (SD) Journal	09/97 (30 issues)	TX0004578174

Muscatine Journal, division of Lee Enterprises, Incorporated	A pictorial history of Muscatine, Iowa	4/20/92	TX0003465483

Lee Enterprises, Incorporated d.b.a. Winona (MN) Daily News	Pieces of the past: celebrating Winonas first 150 years	9/19/01	TX0005528173

SEE EXHIBITS J-1 and J-2 ATTACHED HERETO.

ANNEX K

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [NAME OF GRANTOR], a                                           (the “Grantor”) with principal offices at                                         , hereby grants to JPMORGAN CHASE BANK, N.A. as Collateral Agent, with principal offices at [                    ] (the “Grantee”), for the benefit of the Secured Creditors, a continuing security interest in the Grantor’s Collateral, including all of the Grantor’s right, title and interest in, to and under (i) the Marks including but not limited to those set forth on Schedule A attached hereto and, (ii) all Proceeds and products of, and all accessions to, substitutions and replacements for, and rents, profits and products of the Marks. Capitalized terms used herein without definition are used as defined in the Collateral Agreement referred to below.

Grantor authorizes and requests that the U.S. Patent and Trademark Office and any other applicable government officer record this Grant.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor pursuant to the First Lien Guarantee and Collateral Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”). Upon the occurrence of the Termination Date, and receipt of a written request, the Grantee shall release the security interest in the Marks acquired under this Grant pursuant to the terms of the Collateral Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

This Agreement and the rights and obligation of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

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ANNEX K

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [NAME OF GRANTOR], a                                           (the “Grantor”) with principal offices at                                         , hereby grants to DEUTSCHE BANK TRUST COMPANY AMERICAS as Collateral Agent, with principal offices at [                    ] (the “Grantee”), for the benefit of the Secured Creditors, a continuing security interest in the Grantor’s Collateral, including all of the Grantor’s right, title and interest in, to and under (i) the Marks including but not limited to those set forth on Schedule A attached hereto and, (ii) all Proceeds and products of, and all accessions to, substitutions and replacements for, and rents, profits and products of the Marks. Capitalized terms used herein without definition are used as defined in the Collateral Agreement referred to below.

Grantor authorizes and requests that the U.S. Patent and Trademark Office and any other applicable government officer record this Grant.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor pursuant to the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”). Upon the occurrence of the Termination Date, and receipt of a written request, the Grantee shall release the security interest in the Marks acquired under this Grant pursuant to the terms of the Collateral Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

This Agreement and the rights and obligation of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

[Remainder of this page intentionally left blank; signature page follows]

Annex K

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the         day of                     ,         .

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent and Grantee

By:
Name:
Title:

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this         day of                 ,         , before me personally came                     who, being by me duly sworn, did state as follows: that [s]he is                     of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said                     and that [s]he did so by authority of the [Board of Directors] of said                     .

Notary Public

SCHEDULE A

MARK	REG. NO.	REG. DATE

ANNEX L

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                           (the “Grantor”) with principal offices at                                         , hereby grants to [                    ], as Collateral Agent, with principal offices at                     , (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Collateral Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”). Upon the occurrence of the Termination Date (as defined in the Collateral Agreement) and receipt of a written request, the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

Annex L

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the         day of                 ,         .

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Grantee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this         day of                 ,         , before me personally came                     who, being by me duly sworn, did state as follows: that [s]he is             of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said                     and that [s]he did so by authority of the Board of Directors of said                     .

Notary Public

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

ANNEX M

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [NAME OF GRANTOR], a                                           (the “Grantor”), having its chief executive office at                                         is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, with principal offices at                                         , (the “Grantee”), desires to acquire a security interest in the Copyrights owned by Grantor, including said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the Copyrights, including those and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of March 31, 2014, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under the Copyrights owned by Grantor, including the copyright registrations and applications therefor set forth in Schedule A attached hereto, for the benefit of Secured Creditors.

Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Grant.

Upon the occurrence of the Termination Date, and upon receipt of a written notice, the Grantee shall release the security interest in the Copyrights acquired under this Grant pursuant to the terms of the Collateral Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Collateral Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agreement.

This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

Annex M

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Annex M

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the         day of                 ,         .

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Grantee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On this         day of                 ,         , before me personally came                     , who being duly sworn, did depose and say that [s]he is                     of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public

SCHEDULE A

COPYRIGHT	REG. NO.	REG. DATE

ANNEX N

SCHEDULE OF STOCK

1.	Lee Enterprises, Incorporated

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Guarantee and Collateral Agreement
Journal-Star Printing Co.	Common	1,000	2	100%	(i)
Accudata, Inc.	Common	1,000	1	100%	(i)
K. Falls Basin Publishing, Inc.	Common	666 2/3	7	100%	(i)
Lee Consolidated Holdings Co.	Common	250	1	100%	(i)
Lee Publications, Inc.	Class A Common; Class B Common	157,149; 17,415	1091; 27	100%	(i)
ThePort Network, Inc.	Series A Preferred	1,666,667	A-41	6.21598%*	(i)
ThePort Network, Inc.	Series B Preferred	3,030,303	B-3	12.12121%*	(i)

*	Lee Enterprises, Incorporated owns 8.39868% of all the issued and outstanding shares of ThePort Network, Inc.

2.	INN Partners, L.C.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Guarantee and Collateral Agreement
RealMatch, LTD.	Common	184,236	Not Indicated	Less than 50%	(i)

RealMatch, LTD.	Common	27,778	Not Indicated	Less than 50%	(i)

3.	Lee Publications, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Guarantee and Collateral Agreement
Lee Procurement Solutions Co.	Common	50,000	5	100%	(i)
Sioux City Newspapers, Inc.	Class A Common; Class B Common	7272; 7575	16 & 17 8 & 9	100% 100%	(i)
Pulitzer Inc.	Common	1,000	3	100%	(i)

ANNEX O

SCHEDULE OF NOTES

1.	Lee Enterprises, Incorporated

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$1,452,000,000	Demand	Lee Publications, Inc.	(v)
$264,000,000	June 30, 2017	Lee Publications, Inc.	(v)
$59,300,000	June 30, 2017	Lee Publications, Inc.	(v)
$1,290,485.27	June 30, 2017	INN Partners, L.C.	(v)

2.	Lee Consolidated Holdings, Co.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$419,337,403	June 30, 2017	Lee Enterprises, Incorporated	(v)

3.	Lee Publications, Inc.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$59,300,000	June 30, 2017	Sioux City Newspapers, Inc.	(v)

*	Original principal amount.

ANNEX P

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Accudata, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Community Distribution Partners, LLC	LLC	50%	(iv)
INN Partners, L.C.	LLC	82.46%	(iv)

ANNEX Q

SCHEDULE OF PARTNERSHIP INTERESTS

NONE

ANNEX R

FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED

LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [                     , 20    ], among the undersigned Assignor (the “Assignor”), DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Collateral Agent (the “Assignee”), and [                    ], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Assignor, certain of its affiliates and the Assignee have entered into a Security Agreement, dated as of March 31, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Collateral Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Collateral Agreement), the Assignor has or will pledge to the Assignee for the benefit of the Secured Creditors (as defined in the Collateral Agreement), and grant a security interest in favor of the Assignee for the benefit of the Secured Creditors in, all of the right, title and interest of the Assignor in and to any and all [“uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Collateral Agreement)] [Limited Liability Company Interests (as defined in the Collateral Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Assignor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Assignor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Assignee under the Collateral Agreement in the Issuer Pledged Interests, to vest in the Assignee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Assignor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Assignee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Assignor), and, following its

Annex R

receipt of a notice from the Assignee stating that the Assignee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Assignee (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Assignee and the security interests granted under the Pari Passu Credit Facility (as defined in the Indenture (as defined in the Collateral Agreement)) and the Junior Credit Facility (as defined in the Indenture (as defined in the Collateral Agreement))) has been received by it, and (ii) the security interest of the Assignee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Assignor of, and the granting by the Assignor of a security interest in, the Issuer Pledged Interests to the Assignee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Assignor by the Issuer in respect of the Issuer will also be sent to the Assignee at the following address:

Deutsche Bank Trust Company Americas

Trust and Agency Services

60 Wall Street, 16th Floor

Mail Stop: NYC60-1630

New York, New York 10005

USA

Attn: Corporates Team, Lee Enterprises, Incorporated

Facsimile: (732) 578-4635

With a copy to:

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

Trust and Agency Services

100 Plaza One – 6th Floor

MSJCY03-0699

Jersey City, NJ 07311-3901

USA

Attn: Corporates Team, Lee Enterprises, Incorporated

Facsimile: (732) 578-4635

Annex R

5. Following its receipt of a notice from the Assignee stating that the Assignee is exercising exclusive control of the Issuer Pledged Interests and until the Assignee shall have delivered written notice to the Issuer that the Termination Date under, and as defined in, the Collateral Agreement has occurred and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Assignee only by wire transfers to such account as the Assignee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, facsimile, electronic mail or overnight courier service and all such notices and communications shall be effective when deposited in the mail, sent by facsimile or electronic mail or delivered to the overnight courier, as he case may be, except that notices and communications to the Assignee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to the Assignor, at:

Lee Enterprises, Incorporated

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer and Treasurer

Facsimile No.: (563) 327-2600

Email: carl.schmidt@lee.net

With a copy to:

Lane & Waterman LLP 220 N. Main Street, Suite 600 Davenport, IA, 52801 Attention: C. D. Waterman III Facsimile No.: 563-324-1616
Email: dwaterman@l-wlaw.com

(b)	if to the Assignee, at the address given in Section 4 hereof;

(c)	if to the Issuer, at:

Annex R

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Assignor and the Issuer and shall inure to the benefit of and be enforceable by the Assignee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Assignee, the Issuer and the Assignor.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*        *        *

IN WITNESS WHEREOF, the Assignor, the Assignee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Assignor

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as
Collateral Agent and Assignee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

[ ], as the Issuer

By:
Name:
Title: